$500,000,000


                                CREDIT AGREEMENT

                            dated as of June 27, 1997

                                      among

                               DIMON INCORPORATED
                                   As Borrower

                            THE LENDERS NAMED HEREIN
                                   as Lenders

                                NATIONSBANK, N.A.
                             as Administrative Agent

                            FIRST UNION NATIONAL BANK
                             as Documentation Agent

                                       and

              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                      "RABOBANK NEDERLAND," NEW YORK BRANCH
                                       and
                                SOCIETE GENERALE
                                  as Co-Agents

                                TABLE OF CONTENTS




ARTICLE I  GENERAL DEFINITIONS................................................1
         Section 1.1  Definitions.............................................1
         Section 1.2  Other Interpretative Provisions........................17
         Section 1.3 Accounting Terms and Determinations.....................18

ARTICLE II  AMOUNTS AND TERMS OF THE ADVANCES................................19
         Section 2.1 The Advances............................................19
         Section 2.2 Evidence of Debt........................................19
         Section 2.3 Making the Advances.....................................20
         Section 2.4 Conversion and Continuation Elections...................21
         Section 2.5 Termination or Reduction of Commitments.................22
         Section 2.6 Prepayments.............................................23
         Section 2.7 Repayment of the Obligations............................24
         Section 2.8 Extension of Termination Date...........................24
         Section 2.9 Interest................................................25
         Section 2.10 Fees...................................................26
         Section 2.11 Payments and Computations..............................26
         Section 2.12 Sharing of Payments, Etc...............................27
         Section 2.13 Limitation of Interest.................................28
         Section 2.14 Use of Proceeds........................................28

ARTICLE III YIELD PROTECTION, INTEREST RATE DETERMINATION, TAXES, ETC........28
         Section 3.1 Additional Interest on Eurodollar Rate Advances.........29
         Section 3.2 Interest Rate Determination and Protection..............29
         Section 3.3 Increased Costs.........................................30
         Section 3.4 Illegality..............................................31
         Section 3.5 Taxes...................................................31
         Section 3.6 Funding Losses..........................................34
         Section 3.7 Certificates of Lenders.................................34
         Section 3.8 Replacement of a Lender.................................35
         Section 3.9  Survival...............................................35

ARTICLE IV  CONDITIONS PRECEDENT.............................................35
         Section 4.1 Conditions of Initial Borrowing.........................35
         Section 4.2 Conditions to All Borrowings............................38

ARTICLE V  REPRESENTATIONS AND WARRANTIES....................................38
         Section 5.1 Corporate Existence and Power...........................38
         Section 5.2 Corporate and Governmental Authorization; Contravention.39
         Section 5.3 Binding Effect..........................................39
         Section 5.4 Financial Information...................................39
         Section 5.5 Litigation..............................................40
         Section 5.6 Marketable Title........................................40
         Section 5.7 Filings.................................................41
         Section 5.8 Regulation U............................................41
         Section 5.9 Subsidiaries and Affiliates.............................41
         Section 5.10 Solvency...............................................41
         Section 5.11 ERISA Compliance.......................................41
         Section 5.12 Taxes..................................................42
         Section 5.13 Environmental Matters..................................42
         Section 5.14 Regulated Entities.....................................43
         Section 5.15 No Burdensome Restrictions.............................43
         Section 5.16 Labor Relations........................................43
         Section 5.17 Copyrights, Patents, Trademarks and Licenses, etc......43
         Section 5.18 Compliance With Laws...................................43
         Section 5.19 Broker's Fees; Transaction Fees........................44
         Section 5.20 Full Disclosure........................................44

ARTICLE VI  FINANCIAL COVENANTS..............................................44
         Section 6.1 Consolidated Working Capital............................44
         Section 6.2 Minimum Consolidated Tangible Net Worth.................44
         Section 6.3 Consolidated Fixed Charge Coverage Ratio................45
         Section 6.4 Consolidated Leverage Ratio.............................45

ARTICLE VII  AFFIRMATIVE COVENANTS...........................................46
         Section 7.1 Information.............................................46
         Section 7.2 Payment of Obligations..................................49
         Section 7.3 Maintenance of Property; Insurance......................49
         Section 7.4 Conduct of Business and Maintenance of Existence........50
         Section 7.5 Compliance with Laws....................................50
         Section 7.6 Accounting; Inspection of Property, Books and Records...50
         Section 7.7 Additional Guarantors...................................50
         Section 7.8 ERISA...................................................51

ARTICLE VIII  NEGATIVE COVENANTS.............................................51
         Section 8.1 Restriction on Liens....................................51
         Section 8.2 Debt....................................................53
         Section 8.3 Guarantees..............................................53
         Section 8.4 Consolidations, Mergers and Sale of Assets..............53
         Section 8.5 Acquisitions and Investments............................54
         Section 8.6 Transactions with Other Persons.........................57
         Section 8.7 Transactions with Affiliates............................57
         Section 8.8 Compliance with ERISA...................................57
         Section 8.9 Change in Structure.....................................57
         Section 8.10 Restrictions on Negative Pledges.......................57
         Section 8.11 Limitation on Dividend Restrictions....................58
         Section 8.12 Payments of Subordinated Debt Securities...............58

ARTICLE IX  EVENTS OF DEFAULT................................................58
         Section 9.1 Events of Default.......................................58
         Section 9.2 Remedies................................................61

ARTICLE X  ADMINISTRATIVE AGENT, DOCUMENTATION AGENT AND CO-AGENTS...........62
         Section 10.1 Authorization and Action...............................62
         Section 10.2 Administrative Agent's Reliance, etc...................62
         Section 10.3 NationsBank, FUNB, Rabobank, SocGen and Affiliates.....63
         Section 10.4 Lender Credit Decision.................................63
         Section 10.5 Indemnification........................................63
         Section 10.6 Successor Administrative Agent.........................64
         Section 10.7 Notice of Default......................................64
         Section 10.8 Administrative Agent's Fee.............................64

ARTICLE XI  MISCELLANEOUS....................................................65
         Section 11.1 Notices................................................65
         Section 11.2 No Waivers.............................................65
         Section 11.3 Expenses; Indemnity....................................65
         Section 11.4 Amendments, etc........................................66
         Section 11.5 Successors and Assigns.................................67
         Section 11.6 Right of Set-off.......................................69
         Section 11.7 CONSENT TO JURISDICTION................................70
         Section 11.8 VIRGINIA LAW...........................................71
         Section 11.9 Counterparts; Effectiveness............................71
         Section 11.10 WAIVER OF JURY TRIAL..................................71
         Section 11.11 Termination of Existing Credit Agreement..............71
         Section 11.12 Confidentiality.......................................71

                             SCHEDULES AND EXHIBITS


Schedule 1.1      -        Applicable Margin Calculation
Schedule 2.10     -        Commitment Fee Calculation
Schedule 5.5      -        Litigation
Schedule 5.9      -        List of Subsidiaries and Affiliates
Schedule 5.13     -        Environmental Matters
Schedule 5.17     -        Intellectual Property Matters
Schedule 8.1      -        Existing Liens

Exhibit  A        -        Form  of Assignment and Acceptance
Exhibit  B        -        Form of Subsidiary Guaranty
Exhibit  C        -        Form of Promissory Note
Exhibit  D        -        Form of Notice of Borrowing
Exhibit  E        -        Form of Notice of Continuation/Conversion
Exhibit  F        -        Opinion of Counsel to the Borrower and the Guarantors

                                CREDIT AGREEMENT



         THIS CREDIT AGREEMENT is entered into as of June 27, 1997 by and among DIMON INCORPORATED, a Virginia corporation ("Borrower"), the lenders listed on the signature pages hereof (each, a "Lender" and collectively, together with their successors and permitted assigns, the "Lenders"), NATIONSBANK, N.A., a national banking association ("NationsBank"), as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK ("FUNB"), as documentation agent for the Lenders hereunder (in such capacity, the "Documentation Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH ("Rabobank") and SOCIETE GENERALE ("SocGen"), as co-agents for the Lenders hereunder (in such capacity, the "Co-Agents").


                                    ARTICLE I

                               GENERAL DEFINITIONS

         Section 1.1  Definitions.

         The following terms, as used herein, shall have the following meanings:

         "Acquisition" shall mean any transaction, or any series of related transactions, by which the Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of a 50% or more ownership interest in any such Person.

         "Administrative   Agent"  shall  mean   NationsBank  or  any  successor
administrative agent appointed pursuant to Article X.

         "Advance" shall mean an advance by a Lender to the Borrower pursuant to
Article II, and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Advance).

         "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any beneficial owner of ten percent (10%) or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person.

         "Aggregate Commitment" shall mean the combined Commitments of the Lenders in the amount of Five Hundred Million Dollars ($500,000,000), as such amount may be reduced from time to time pursuant to this Agreement.

         "Agreement" shall mean this Credit Agreement, together with all Schedules and Exhibits hereto, each as amended, modified or supplemented from time to time in accordance with the terms hereof.

         "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "Applicable Margin" shall mean (a) with respect to each Base Rate Advance, zero percent (0%) per annum, and (b) with respect to each Eurodollar Rate Advance, (i) 0.70% per annum from the Closing Date through the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, and (ii) thereafter, the rate per annum derived from the formula set forth on Schedule
1.1 attached hereto. The Applicable Margin with respect to both Base Rate Advances and Eurodollar Rate Advances shall be increased upon the occurrence and during the continuance of an Event of Default (including after the acceleration of the Obligations), by an additional two percent (2%) per annum.

         "Approved Accounting Firm" shall mean Price Waterhouse LLP, Ernst & Young LLP or any other independent public accountants selected by the Borrower and satisfactory to the Required Lenders.

         "Asset Sale" shall have the meaning given to such term in the Senior Indenture.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee and consented to by the Borrower and the Administrative Agent, in substantially the form of Exhibit A hereto or such other form as shall be accepted by the Administrative Agent.

         "Base Rate" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                  (i) the rate of interest announced publicly by NationsBank in Charlotte, North Carolina, from time to time, as NationsBank's prime rate; or

                       (ii) one half of one percent (1/2 of 1%) per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money center banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by NationsBank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by NationsBank from three New York certificate of deposit dealers of recognized standing selected by NationsBank, in either case adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is no nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%); or

                  (iii) one half of one percent (1/2 of 1%) per annum above the Federal Funds Rate.

         "Base Rate Advance" shall mean an Advance which bears interest as provided in Section 2.9(a).

         "Borrower" shall mean DIMON Incorporated, a Virginia corporation, and its successors.

         "Borrowing" shall mean a borrowing consisting of Advances of the same Type made on the same day by the Lenders, and in the case of Eurodollar Rate Advances, with the same Interest Period. All Advances made as, Converted to, or Continued as, the same Type and (in the case of Eurodollars Advances) with the same Interest Period on the same day shall be deemed to constitute a single Borrowing until paid, prepaid or next Converted or Continued.

         "Brazilian Tax Assessment" shall mean that certain assessment imposed on the Borrower by the Brazilian taxing authorities in 1993 in an amount, together with all interest and penalties, not exceeding $41,577,000 as of June 30, 1996, as more fully described in Note O to the Borrower's consolidated financial statements for the fiscal year ended June 30, 1996 and incorporated into the Borrower's 1996 Annual Report.

         "Business Day" shall mean a day of the year on which banks are not required or authorized to close in Charlotte, North Carolina or New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings in Dollars are carried on in the London interbank market.

         "Calculation Period" shall mean (i) as of June 30, 1997, the one fiscal-quarter period of the Borrower ending on such date, (ii) as of September 30, 1997, the two fiscal-quarter period of the Borrower ending on such date,
(iii) as of December 31, 1997, the three fiscal-quarter period of the Borrower ending on such date and (iv) as of March 31, 1998 and the last day of any fiscal quarter occurring thereafter, the four fiscal-quarter period of the Borrower ending on such date.

         "Capital Lease" shall mean a lease that should be capitalized on a balance sheet of the lessee prepared in accordance with GAAP.

         "Change of Control" means such time as:

                  (i) any Person or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) (excluding one or more members of the Monk Family) has become, directly or indirectly, the beneficial owner, by way of merger, consolidation or otherwise, of 30% or more of the voting power of the Voting Stock of the Borrower on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower convertible into or exercisable for Voting Stock of the Borrower (whether or not such securities are then currently convertible or exercisable); or

                  (ii) the sale, lease or transfer of all or substantially all of the consolidated assets of the Borrower to any Person or group; or

                  (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower, together with any new members of such Board of Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the members of such Board of Directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the directors of the Borrower then in office; or

                  (iv) the Borrower consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, the Borrower (in each case, whether or not in compliance with the terms of this Agreement), in any such event pursuant to a transaction in which immediately after the consummation thereof Persons owning a majority of the Voting Stock of the Borrower immediately prior to such consummation shall cease to own a majority of the Voting Stock of the Borrower; or

                  (v) the occurrence of a "Change of Control" under and as defined in the Subordinated Indenture.

         "Closing Date" shall mean June 27, 1997, the date as of which this Agreement and the other Loan Documents were executed and delivered by the parties hereto.

         "Co-Agents" shall mean Rabobank and SocGen

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" shall have the meaning set forth in Section 2.1.

         "Commitment Percentage" shall mean, as to any Lender, the percentage equivalent of such Lender's Commitment divided by the Aggregate Commitment.

         "Confirmed Order" shall mean an order by a customer not an Affiliate of the Borrower which has been accepted in the ordinary course of business by representatives of the Borrower or an Affiliate of the Borrower and recorded on the inventory records of such Affiliate or the Borrower.

         "Consolidated Capital Expenditures" shall mean, for any fiscal period of the Borrower, all expenditures by the Borrower and its Subsidiaries during such period for the acquisition or leasing of any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year and which are or should be reflected on the Borrower's consolidated statement of cash flows for such period as capital expenditures in accordance with GAAP.

         "Consolidated EBIT" shall mean, for any fiscal period of the Borrower, the sum (without duplication) of (i) Consolidated Net Income of the Borrower for such period, plus (ii) the Consolidated Income Tax Expense deducted in determining such Consolidated Net Income, plus (iii) the Consolidated Interest Expense deducted in determining such Consolidated Net Income, minus (iv) any extraordinary items of gain included in Consolidated Net Income for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, plus (v) any extraordinary items of loss deducted from Consolidated Net Income of the Borrower for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" shall mean, for any fiscal period of the Borrower, the sum of (i) Consolidated EBIT for such period, plus (ii) the aggregate amount of the Borrower's depreciation expense and amortization expense for such period to the extent deducted in determining Consolidated Net Income, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

         "Consolidated Fixed Charge Coverage Ratio" shall mean, at any date, the ratio of (a) the sum of (i) Consolidated EBITDA for the Calculation Period ending on such date, minus (ii) Consolidated Income Tax Expense for such Calculation Period, minus (iii) Consolidated Capital Expenditures for such
Calculation Period, plus (iv) Consolidated Rental Expense for such Calculation Period to (b) the sum of (i) scheduled payments of principal of the Borrower's Consolidated Funded Debt during such Calculation Period (including, without limitation, the principal component of scheduled payments under Capital Leases), plus (ii) Consolidated Interest Expense for such Calculation Period, plus (iii) the amount of dividends, distributions, stock repurchases and stock redemptions paid in cash by the Borrower or any of its Subsidiaries (other than any such dividend, distribution, stock repurchase or stock redemption payments made to the Borrower or any of its Subsidiaries) during such Calculation Period, plus
(iv) Consolidated Rental Expense for such Calculation Period, in each case determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Funded Debt" shall mean, at any date, all liabilities of the Borrower and its Subsidiaries that are or should be reflected at such date on the Borrower's consolidated balance sheet as long-term debt and current maturities of long-term debt in accordance with GAAP.

         "Consolidated Income Tax Expense" shall mean, for any fiscal period of the Borrower, the Borrower's income tax expense for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" shall mean, for any fiscal period of the Borrower, the Borrower's interest expense for such period (including, without limitation, the interest component of payments under Capital Leases), determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Leverage Ratio" shall mean, at any date, the ratio of (a) Consolidated Total Debt to (b) the sum of (i) Consolidated Net Worth, plus (ii) Consolidated Total Debt.

         "Consolidated Net Income" shall mean, for any fiscal period of the Borrower, the Borrower's net income (or net loss) for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Net Worth" shall mean, at any date, (a) the Borrower's total stockholders' equity at such date, without giving effect to (i) the effect of foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation", (ii) the effect of the adjustments to the value of the Borrower's investments in debt and equity securities under Financial Accounting Standards Board Statement No. 115, "Accounting For Certain Investments In Debt And Equity Securities", and (iii) the effect of the cost of postretirement benefits to employees of the Borrower under Financial Accounting Standards Board Statement No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions", minus (b) any write-up of the Borrower's assets subsequent to June 30, 1997, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Rental Expense" shall mean, for any fiscal period of the Borrower, the Borrower's rental expense under Operating Leases for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated  Tangible Net Worth" shall mean, at any date,  the sum of
(i) Consolidated Net Worth, minus (ii) the amount of the Borrower's intangible assets at such date, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), capitalized expenses, patents, trademarks, tradenames, copyrights, franchises, licenses and deferred charges (such as, without limitation, unamortized costs and costs of research and development), all determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Total Assets" shall mean, at any date, the Borrower's total assets, as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Consolidated Total Debt" shall mean, at any date, the aggregate amount of all Debt which creates Consolidated Interest Expense, whether or not such interest is deferred.

         "Consolidated Working Capital" shall mean, at any date, the amount by which the Borrower's current assets exceed its current liabilities at such date, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

         "Continue", "Continuation" and "Continued" shall each refer to the continuation of a Borrowing comprised of Eurodollar Rate Advances for a subsequent Interest Period upon the expiration of the preceding Interest Period pursuant to Section 2.4.

         "Convert",   "Conversion"  and  "Converted"   shall  each  refer  to  a
conversion  of Advances of one Type into  Advances of another  Type  pursuant to
Section 2.4 or Section 3.2.

         "Covenant Defeasance" shall mean an election by the Borrower under the Senior Indenture to release the obligations of the Borrower under the Senior Debt Securities with respect to certain covenants set forth in the Senior Indenture.

         "Debt" of any Person shall mean, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), (iv) all obligations of such Person as lessee under Capital Leases,
(v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reimburse any other Person in respect of amounts paid under letters of credit, surety and appeal bonds and performance bonds or similar instruments assuring any other Person of the performance of any act or acts or the payment of any obligation and (vii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person.

         "Default" shall mean any condition or event specified in Section 9.1 which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DIMON International" shall mean DIMON International, Inc., a North Carolina corporation.

         "Documentation Agent" shall mean FUNB.

         "Dollars" and "$" the sign shall each mean the lawful currency of the United States of America.

         "Domestic Lending Office" shall mean, with respect to each Lender, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

         "Domestic Subsidiary" shall mean any Subsidiary of the Borrower which is not a Foreign Subsidiary.

         "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least
$100,000,000, provided that such bank is acting through a branch or agency located in the United States; (iii) a Lender or any Affiliate of a Lender; and
(iv) any other Person approved by the Administrative Agent and the Borrower; provided, however, that no Person who is a nonresident alien or a foreign entity for United States income tax purposes (except a commercial bank of the type described in clause (ii) above), may be an Eligible Assignee unless each Note to be acquired by such Person is reissued in registered form prior to transfer.

         "Environmental Claim" shall mean any claim, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release into or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, investigation, removal, remedial or response costs, litigation costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions, releases or threatened releases) of any Hazardous Material at, in, or from property, whether or not owned by the Borrower or any of its subsidiaries, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Law" shall mean any federal, state or local law, statute, ordinance, code, rule, regulation, decree, order, judgment, or principles of common law relating to (i) releases or threatened releases of Hazardous Materials or materials containing Hazardous Materials; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Materials or materials containing Hazardous Materials; or (iii) otherwise relating to the environment or to the protection of human health.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" shall mean any Person who for purposes of Title IV of ERISA would, together with the Borrower or any of its Subsidiaries, be treated as members of the same "controlled group" within the meaning of Section 4001(a)(14) of ERISA.

         "ERISA Event" shall mean (i) a Reportable Event, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility in the circumstances described in
Section 4062(e) of ERISA; (iv) the withdrawal by the Borrower or an ERISA Affiliate from a Multiemployer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the failure by the Borrower or any ERISA Affiliate to make a payment to a Plan required under Section 302(f)(1) of ERISA, which Section imposes a lien for failure to make required payments; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or
(vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan.

         "Eurocurrency Liabilities" shall have the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

         "Eurodollar Lending Office" shall mean, with respect to each Lender, its office, branch or affiliate located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Eurodollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Eurodollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Eurodollar Rate" shall mean, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered by the principal office of each of the Reference Lenders to prime banks in the London interbank market at 11:00 A.M. (London, England time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Lender's Eurodollar Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period. The Eurodollar Rate for any Interest Period for each
Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Lenders two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 3.2.

         "Eurodollar Rate Advance" shall mean an Advance which bears interest is provided in Section 2.9(b).

         "Eurodollar Rate Reserve Percentage", of any Lender for any Interest Period for any Eurodollar Rate Advance, shall mean the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "Event of Default" shall have the meaning set forth in Section 9.1; provided that any requirement for notice or lapse of time or both shall have been satisfied.

         "Excess Proceeds" shall have the meaning given to such term in the Senior Indenture.

         "Exempt Asset Sale" shall have the meaning given to such term in the Senior Indenture.

         "FUNB" shall mean First Union National Bank and its successors.

         "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System, or any successor thereto.

         "Fee Letter" shall mean the fee letter agreement, dated April 24, 1997, among the Borrower, NationsBank and NCMI.

         "Florimex" shall mean Florimex Worldwide, Inc., a Virginia corporation.

         "Foreign Subsidiary" shall mean any Subsidiary of the Borrower (i) which is organized under the laws of any jurisdiction outside of the United States of America, (ii) which conducts the major portion of its business outside of the United States of America and (iii) all or substantially all of the property and assets of which are located outside of the United States of America.

         "GAAP" shall mean generally accepted accounting principles in the United States, as set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that, in the event any changes are mandated by any of the accounting authorities noted above, such changes shall be included in GAAP as applicable to the Borrower (and its Subsidiaries) only from and after such date as the Borrower and the Required Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants set forth in Article VI hereto (and any related defined terms).

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantee" shall mean, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing, or making such Person contingently liable for, any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, includes any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (iii) to reimburse any bank or other Person in respect of amounts paid or payable under letters of credit surety and appeal bonds and performance bonds or similar instruments assuring any other Person of the performance of any act or acts or the payment of any obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantors" shall mean, collectively, (i) each of DIMON International and Florimex, which will become parties to the Subsidiary Guaranty on the Closing Date; and (ii) each of the other Material Domestic Subsidiaries of the Borrower which becomes a party to the Subsidiary Guaranty pursuant to Section
7.7 hereof.

         "Hazardous Materials" shall mean (i) those substances defined in or regulated as toxic or hazardous under the following federal statutes and their state counterparts, as well as the statutes' implementing regulations, as amended from time to time: the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Comprehensive Environmental Response, Compensation and Liability Act; the Clean Water Act; the Safe Drinking Water Act; the Toxic Substances Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Federal Food, Drug, and Cosmetic Act; and the Clean Air Act; and (ii) any pollutant, contaminant or other substance with respect to which a Governmental Authority requires environmental investigation, monitoring, reporting or remediation.

         "Hostile Acquisition" shall mean any Acquisition involving a tender offer or proxy contest that has not been recommended or approved by the board of directors of the Person that is the subject of the Acquisition prior to the first public announcement or disclosure relating to such Acquisition.

         "Insolvency Proceeding" shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in the case of each of clauses (a) and (b), undertaken under U.S. federal, state or foreign law, including the Bankruptcy Reform Act of 1978 (12 U.S.C. ss. 101, et seq.), as amended.

         "Insufficiency" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "Intabex" shall mean Intabex Holdings Worldwide S.A., a Luxembourg holding company.

         "Interest Period" shall mean, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Base Rate Advance into a Eurodollar Rate Advance or of the Continuation of a Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, in each case as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the second Business Day prior to the first day of such Interest Period, select; provided, that:

                  (i) no Interest Period may extend beyond the Termination Date;

                  (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

                  (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                  (iv) there shall not be more than five (5) Interest Periods under this Agreement in effect at any time.

         "Investment" shall mean, with respect to any Person, any investment by that Person in any other Person, whether by means of the purchase or other acquisition of any stock, evidence of indebtedness or other security of such Person, the making of any loan, advance, guarantee or contribution of capital to such Person, or the purchase of any other debt or equity participation or interest in such Person, in each case other than an Acquisition. Each Investment shall be valued as of the date made; provided that any Investment or portion of an Investment consisting of Debt shall be valued at the outstanding principal balance thereof as of the date of determination.

         "IRS" shall mean the Internal Revenue Service, an agency of the United States government, or any successor thereto.

         "Legal Defeasance" shall mean an election by the Borrower under the Senior Indenture to discharge the obligations of the Borrower and the guarantors of the Senior Debt Securities under or in respect of the Senior Debt Securities.

         "Lender" shall have the meaning assigned to such term in the heading hereof.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an Operating Lease.

         "Loan Documents" shall mean a collective reference to this Agreement, the Notes, the Subsidiary Guaranty, the Fee Letter, each Notice of Borrowing, each Notice of Continuation/Conversion and all documents delivered to the Administrative Agent, the Documentation Agent, the Co-Agents or the Lenders in connection therewith.

         "Margin Stock" shall mean margin stock, as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

         "Material Adverse Effect" shall mean (a) a material adverse change in, or a material adverse effect, at such time or in the future, in or upon the operations, business, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower or any Guarantor to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Loan Document.

         "Material Domestic Subsidiary" shall mean any Subsidiary of the Borrower which is organized under the laws of the United States, any state thereof or the District of Columbia and would constitute a "significant subsidiary" of the Borrower as defined in Rule 1.02 of Regulation S-X promulgated by the Securities and Exchange Commission except that for purposes of this definition all references in such Rule 1.02 to "ten percent (10%)" shall be deemed to be references to "five percent (5%)".

         "Material Foreign Subsidiary" shall mean each Foreign Subsidiary which constitutes a "significant subsidiary" as such term is defined in Rule 1.02 of Regulation S-X promulgated by the Securities and Exchange Commission.

         "Material Subsidiary" shall mean, collectively, each of the Material Domestic Subsidiaries and the Material Foreign Subsidiaries.

         "Monk Family" shall have the meaning assigned to such term in the Senior Indenture.

         "Multiemployer Plan" shall mean a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is or has been obligated to contribute.

         "NationsBank" shall mean NationsBank, N.A., and its successors.

         "NCMI" shall mean NationsBanc Capital Markets, Inc., and its successors.

         "Net Proceeds" shall have the meaning given to such term in the Senior Indenture.

         "Note" shall mean a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit C hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

         "Notice of Borrowing" shall mean a notice from the Borrower to the Administrative Agent substantially in the form of Exhibit D.

         "Notice of Continuation/Conversion" shall mean a notice from the Borrower to the Administrative Agent substantially in the form of Exhibit E.

         "Obligations" shall mean all present and future indebtedness, liabilities and obligations of the Borrower and each of the Guarantors owing to the Administrative Agent, any Lender, or any Person entitled to indemnification pursuant to Section 11.3, or any of their respective successors, permitted transferees or permitted assigns, arising under or in connection with this Agreement, the Notes, the Subsidiary Guaranty, the Fee Letter or any other Loan Document.

         "Operating Lease" shall mean any lease which is not a Capital Lease.

         "Other Taxes" shall have the meaning set forth in Section 3.5(b).

         "Payment Office" shall mean the office of the Administrative Agent set forth on the Administrative Agent's signature page to this Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permitted Liens" shall mean the Liens referred to in clauses (a) through (m) of Section 8.1.

         "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" shall mean any "employee pension benefit plan" (as defined in section 3(2) of ERISA) maintained by or on behalf of the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate is obligated to contribute for any employees or former employees of the Borrower or any ERISA Affiliate and which is subject to the provisions of Title IV Of ERISA (including a Multiemployer Plan).

         "Pro Forma Basis" means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the date of such transaction with respect to which the Administrative Agent and the Lenders shall have received the financial statements referred to in Section 7.1(a) or (b), as applicable. As used herein, "transaction" means (i) any incurrence, assumption or retirement of Debt as referred to in Section 8.2, (ii) any corporate merger or consolidation as referred to in Section 8.4 or (iii) any Investment as referred to in Section 8.5(n). With respect to any transaction of the type described in clause (i) above regarding Debt which has a floating or formula rate, the implied rate of interest for such Debt for the applicable period for purposes of this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of determination.

         "Rabobank" shall mean Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch, and its successors.

         "Reference Lenders" shall mean NationsBank, FUNB, Rabobank and SocGen and each such other Lender as may be appointed pursuant to Section 11.5(j).

         "Register" shall have the meaning given such term in Section 11.5(c).

         "Reportable  Event"  means any of the  reportable  events  described in
Section 4043 of ERISA.

         "Requirement of Law" shall mean, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Required Lenders" shall mean at any time Lenders holding at least 51% of the aggregate unpaid principal amount of the Notes or, if no Advances are at the time outstanding hereunder, Lenders having at least 51% of the Aggregate Commitment.

         "Responsible Officer" shall mean any of the president, chief executive officer, chief financial officer, chief accounting officer, treasurer, executive vice presidents or senior vice presidents of the Borrower.

         "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Senior Debt Securities" shall mean any one of the 8 7/8% Senior Notes Due 2006, in an aggregate principal amount of $125,000,000, issued by the Borrower pursuant to the Senior Indenture, as such Senior Debt Securities may be supplemented, amended or otherwise modified from time to time.

         "Senior Indenture" shall mean that certain Indenture, dated as of May 29, 1996, by and among the Borrower, as issuer, DIMON International and Florimex, as guarantors, and Crestar Bank, as trustee, as supplemented, amended or otherwise modified from time to time.

         "SocGen" shall mean Societe Generale and its successors.

         "Solvent" shall mean, as to the Borrower or any Guarantor at any time, that (i) each of the fair value and the present fair saleable value of such Person's assets (including any rights of subrogation or contribution to which such Person is entitled, under any of the Loan Documents or otherwise) is greater than such Person's debts and other liabilities (including contingent, matured and unliquidated debts and liabilities) and the maximum estimated amount required to pay such debts and liabilities as such debt and liabilities mature or otherwise become payable; (ii) such Person is able and expects to be able to pay its debts and other liabilities (including, without limitation, contingent, unmatured and unliquidated debts and liabilities) as they mature; and (iii) such Person does not have unreasonably small capital to carry on its business as conducted and as proposed to be conducted.

         "Split-Dollar Agreement" shall mean an agreement between the Borrower or any of its Subsidiaries and an employee of the Borrower or such Subsidiary (or one or more affiliates of such employee that shall be the owner of the policy of life insurance referred to below), pursuant to which the Borrower or such Subsidiary shall agree to fund non-scheduled premiums under a policy of insurance on the life of such employee and such employee (or such affiliate or affiliates) shall agree to reimburse the Borrower or such Subsidiary for such non-scheduled premiums upon the termination of such agreement.

         "Split-Dollar Assignment" shall mean a collateral assignment executed and delivered in connection with a Split-Dollar Program by an employee of the Borrower or one of its Subsidiaries (or one or more affiliates of such employee that shall be the owner of the policy of life insurance referred to below), by which such employee (or such affiliate or affiliates), as collateral security for such employee's (or such affiliate's or affiliates') obligations under the Split-Dollar Agreement executed and delivered in connection with such Split-Dollar Program, assigns to the Borrower or such Subsidiary the policy of insurance on the life of such employee contemplated by such Split-Dollar Agreement.

         "Split-Dollar Program" shall mean an arrangement, established under a Split-Dollar Agreement between the Borrower or any of its Subsidiaries and an employee thereof (or one or more affiliates of such employee), whereby the Borrower or such Subsidiary establishes a split-dollar life insurance program for the benefit of such employee and agrees to pay non-scheduled premiums under the life insurance policy issued in connection therewith, subject to the obligation of such employee (or such affiliate or affiliates) to reimburse the aggregate amount of such nonscheduled premiums upon the termination of such program.

         "Subordinated Debt Securities" shall mean any one of the 6 1/4% Convertible Subordinated Debentures due March 31, 2007, in an aggregate principal amount of $140,000,000, issued by the Borrower pursuant to the Subordinated Indenture, as such Subordinated Debt Securities may be supplemented, amended or otherwise modified from time to time.

         "Subordinated Indenture" shall mean that certain Indenture, dated as of April 1, 1997, by and among the Borrower and LaSalle National Bank, as trustee, as supplemented, amended or otherwise modified from time to time.

         "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

         "Subsidiary Guaranty" shall mean that certain continuing guaranty to be executed and delivered by each of the Material Domestic Subsidiaries of the Borrower, in substantially the form of Exhibit B attached hereto, guaranteeing all of the Obligations, subject to the limitations set forth therein, as hereafter amended, modified or supplemented.

         "Taxes" shall have the meaning set forth in Section 3.5(a).

         "Termination Date" shall mean the earlier to occur of (i) June 27, 2000 or such later anniversary thereof as the Commitments may have extended by the Lenders pursuant to Section 2.8, or (ii) the date of termination in whole of the Aggregate Commitment pursuant to Section 2.5 or 9.2.

         "UCC" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Virginia from time to time.

         "Unutilized Commitment" shall mean, with respect to each Lender as of any date, an amount equal to (i) the Commitment of such Lender as of such date, minus (ii) the aggregate principal amount of such Lender's Advances outstanding on such date.

         "Voting Stock" shall mean, at any time, all classes of capital stock of the Borrower then outstanding and normally entitled to vote in the election of directors.

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or, in the case of Subsidiaries that are not organized under the laws of the United States of America, one of the fifty states thereof or the District of Columbia, by one or more nominees of such Person.

         "Withdrawal  Liability"  shall have the  meaning  given such term under
Part 1 of Subtitle E of Title IV of ERISA.

         Section 1.2  Other Interpretative Provisions.

                  (a) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

                  (b) This Agreement. The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c)     Certain Common Terms.

                                 (i) The term  "documents"  includes any and all
                  instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                                (ii) The term  "including"  is not  limiting and
                  means including without limitation.

                  (d) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (e) Contracts. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                  (f) Laws. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (g) Captions.  The captions and headings of this Agreement are
         for   convenience   of   reference   only  and  shall  not  affect  the
         interpretation of this Agreement.

                  (h) Independence of Provisions. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

         Section 1.3       Accounting Terms and Determinations.

                  (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's Approved Accounting Firm) with the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended June 30, 1996; provided, that if any change in GAAP after June 30, 1996 in itself materially affects the calculation of any financial covenant in Article VI, the Borrower may by notice to the Administrative Agent, or the Administrative Agent (at the request of the Required Lenders) may by notice to the Borrower, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Borrower, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Section 7.1 after such change occurs shall be accompanied by reconciliations of the difference between the calculations set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Borrower unless the context clearly indicates otherwise.


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

         Section 2.1       The Advances.

         Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to this Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth on such Lender's signature page hereto under the heading "Commitment," as such amount may be increased pursuant to Section 2.8, reduced pursuant to Section 2.5 or increased or reduced as a result of one or more assignments pursuant to
Section 11.5 (such amount, as increased or reduced, hereinafter referred to as such Lender's "Commitment"); provided, however, that after giving effect to any Borrowing, the aggregate principal amount of all outstanding Borrowings shall not exceed the Aggregate Commitment. Each Borrowing shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitment Percentages. Within the limits of each Lender's Commitment, and subject to the other terms and conditions of this Agreement, the Borrower may borrow, prepay pursuant to Section 2.6 and reborrow pursuant to this Section 2.1.

         Section 2.2       Evidence of Debt.

                  (a) The Advances made by each Lender pursuant to its Commitment shall be evidenced by a Note payable to the order of that Lender in an amount equal to its Commitment and, in accordance with the provisions of this Section 2.2, by the books and records of the Administrative Agent and the Lenders.

                  (b) Each Lender shall maintain an account or accounts evidencing each Advance made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain the Register pursuant to Section 11.5(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Advance hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof.

                  (d) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (c) of this Section 2.2 (and, if consistent  with the entries of the  Administrative  Agent,  subsection
         (b)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that any error or omission in such account, such Register or such subaccount, as applicable, shall not in any manner affect the obligation of the Borrower to repay the Advances made by such Lender in accordance with the terms hereof.

         Section 2.3       Making the Advances.

                  (a) Each Borrowing shall be made upon the Borrower's prior written notice delivered to the Administrative Agent in accordance with
         Section 11.1 in the form of a Notice of Borrowing (which notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M. (Charlotte, North Carolina time) (x) three Business Days prior to the requested date of the Borrowing, in the case of a Borrowing comprised of Eurodollar Rate Advances; and (y) on the requested, date of the Borrowing, in the case of a Borrowing comprised of Base Rate Advances, and shall be irrevocable upon receipt by the Administrative Agent), specifying:

                                 (i) the amount of the Borrowing, which shall be
                  in an aggregate minimum principal amount of Ten Million Dollars ($10,000,000) or any integral multiple of One Million Dollars ($1,000,000) in excess thereof;

                                (ii) the  requested  Business  Day on which  the
                  Borrowing is to be made;

                                (iii) whether the Borrowing is to be comprised of Eurodollar Rate Advances, or Base Rate Advances; and

                                (iv) in the  case of a  Borrowing  comprised  of
                  Eurodollar Rate Advances, the duration of the Interest Period applicable to such Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Rate Advances, such Interest Period shall be one month.

                  (b)  Upon   receipt   of  the   Notice   of   Borrowing,   the
         Administrative Agent shall promptly notify each Lender thereof and of the amount of such Lender's Advance.

                  (c) Each Lender will make the amount of its Advance available to the Administrative Agent through such Lender's Applicable Lending Office for the account of the Borrower at the Administrative Agent's Payment Office by 1:00 P.M. (Charlotte, North Carolina time) on the date for such Borrowing requested by the Borrower in funds immediately available to the Administrative Agent in Dollars. Subject to the requirements of Article IV, the proceeds of all such Borrowings will then be made available to the Borrower by the Administrative Agent at such office by crediting the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent the amount of such Lender's Advance, the Administrative Agent may (but shall not be required to) assume that such Lender has made such amount available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.3(c), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate on each such day. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make its Advance in connection with any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  (f) Unless the Required Lenders shall otherwise agree, during the existence of a Default or an Event of Default, the Borrower may not elect to have a Borrowing be made as, or Converted into or Continued as, a Borrowing comprised of Eurodollar Rate Advances.

         Section 2.4       Conversion and Continuation Elections.

                  (a)  The   Borrower   may,   upon   written   notice   to  the
         Administrative Agent in accordance with Section 2.4(b):

                          (i) elect to Convert on any Business Day any Borrowing
                  comprised of Base Rate Advances (or any part thereof in an aggregate minimum principal amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof) into a Borrowing comprised of Eurodollar Rate Advances; or

                          (ii) elect to Convert on the last day of the applicable Interest Period any Borrowing comprised of Eurodollar Rate Advances having Interest Periods maturing on such day (or any part thereof in an aggregate minimum principal amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof) into a Borrowing comprised of Base Rate Advances; or

                          (iii) elect to Continue on the last day of the applicable Interest Period any Borrowing comprised of Eurodollar Rate Advances having Interest Periods maturing on such day (or any part thereof in an aggregate minimum principal amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof).

                  (b) The Borrower shall deliver a Notice of Continuation/Conversion in accordance with Section 11.1 (which Notice of Continuation/Conversion must be received by the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) at least (x) three Business Days in advance of the date of Conversion or Continuation, as applicable, if the Advances are to be Converted into or Continued as Eurodollar Rate Advances; and (y) on the date of Conversion if the Advances are to be Converted into Base Rate Advances, and shall be irrevocable upon receipt by the Administrative Agent), specifying:

                                (i)  the   proposed   date  of   Conversion   or
                  Continuation, as applicable;

                                (ii) the  aggregate  amount of the  Borrowing or
                  part thereof to be Converted or Continued;

                                (iii) the nature of the proposed  Conversion  or
                  Continuation; and

                                (iv) except in the case of the Conversion of Eurodollar Rate Advances into Base Rate Advances, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to a Borrowing comprised of Eurodollar Rate Advances, the Borrower has failed to select timely a new Interest Period to be applicable to such Borrowing, the Borrower shall be deemed to have elected to Convert such Borrowing into a Borrowing comprised of Base Rate Advances effective as of the expiration of such current Interest Period.

                  (d) Upon receipt of a Notice of Continuation/Conversion, the Administrative Agent will thereafter promptly notify each Lender thereof, or, if no timely notice is provided by the Borrower with respect to a Borrowing comprised of Eurodollar Rate Advances subject to an expiring Interest Period, the Administrative Agent will promptly notify each Lender of the automatic Conversion of such Advances to Base Rate Advances.

         Section 2.5       Termination or Reduction of Commitments.

         (a)  Voluntary.  The Borrower  may,  upon not less than three  Business
Days' prior notice to the Administrative Agent, terminate the Aggregate Commitment or permanently reduce the Aggregate Commitment by an aggregate minimum amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof; provided, that, no such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Borrowings made on the effective date thereof, the then-outstanding principal amount of the Borrowings would exceed the amount of the Aggregate Commitment then in effect and, provided, further, that once reduced in accordance with this Section 2.5, the Aggregate Commitment may not be increased.

         (b) Mandatory. On any date that the Advances are required to be prepaid and the Commitments are required to be reduced pursuant to the terms of Section 2.6(b), the Aggregate Commitment automatically shall be permanently reduced (without duplication) by the amount of such required prepayment and reduction.

         (c) General. Any reduction of the Aggregate Commitment shall be applied to each Lender's Commitment in accordance with such Lender's Commitment Percentage. All commitment fees accrued to, but not including, the effective date of any reduction or termination of the Aggregate Commitment shall be paid on the effective date of such reduction or termination.

         Section 2.6       Prepayments.

         (a) Optional. Subject to Section 3.4, the Borrower may, at any time or from time to time, upon at least three (3) Business Days' notice with respect to Borrowings comprised of Eurodollar Rate Advances, and same Business Day's notice with respect to Borrowings comprised of Base Rate Advances, to the Administrative Agent received by 11:00 A.M. (Charlotte, North Carolina time), ratably prepay Borrowings in whole or in part, in amounts of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, together with interest thereon and (in the case of a prepayment of any Borrowings comprised of Eurodollar Rate Advances on a day that is not the last day of the Interest Period applicable thereto) any cost, loss or expense specified in Section 3.6. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Borrowings comprised of Base Rate Advances, or Borrowings comprised of Eurodollar Rate Advances, or any combination thereof. Such notice shall not thereafter be revocable by the Borrower and the Administrative Agent will promptly notify each Lender thereof and of the amount of such Lender's Commitment Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and (in the case of a prepayment of any Borrowings comprised of Eurodollar Rate Advances on a day that is not the last day of the Interest Period applicable thereto) any amounts required pursuant to Section 3.6.

         (b) Mandatory. In the event that Borrower or any of its Subsidiaries intends to make any Asset Sale (other than an Exempt Asset Sale) that would involve an aggregate sale price (including cash and non-cash consideration) in excess of 10% of Consolidated Total Assets as of the most recent fiscal year end with respect to which the Administrative Agent and the Lenders shall have received the financial statements referred to in Section 7.1(a)(i):

                       (i) the Borrower will give the Administrative Agent, not later than the date of such Asset Sale, written notice thereof specifying the manner in which the Borrower intends to apply the Net Proceeds of such Asset Sale, and, in the event that the Borrower elects to make a voluntary prepayment, repurchase, redemption or retirement of any of the Senior Debt Securities with any of such Net Proceeds, then, at the request of the Required Lenders, the Borrower shall simultaneously pay or prepay the outstanding Advances, if any, and reduce the Commitments, in the amount specified by the Required Lenders, such amount in any event not to exceed the amount equal to the percentage of the Net Proceeds applied or to be applied to such voluntary prepayment, repurchase, redemption or retirement of Senior Debt Securities obtained by dividing (1) the then current Aggregate Commitment by (2) the sum of (x) the aggregate then outstanding principal amount of all Senior Debt Securities plus (y) the then current Aggregate Commitment; and

                      (ii) if the Borrower shall not previously have made any payment or prepayment of the Advances with the Net Proceeds of such Asset Sale pursuant to the terms of clause (i) above, the Borrower will give the Administrative Agent, not later than the date which is 250 days after the date of such Asset Sale, written notice specifying the amount of the Net Proceeds of such Asset Sale which, on the date which is 270 days after the date of such Asset Sale, are expected by the Borrower to become Excess Proceeds, then, at the request of the Required Lenders, the Borrower shall, simultaneously with the purchase of any Senior Debt Securities pursuant to the Senior Indenture, pay or prepay the outstanding Advances, if any, and reduce the Commitments, in the amount specified by the Required Lenders, such amount in any event not to exceed the amount equal to the percentage of the Net Proceeds of such Asset Sale exceeding $10,000,000.00 obtained by dividing (1) the then current Aggregate Commitment by (2) the sum of (x) the aggregate then outstanding principal amount of all Senior Debt Securities plus
         (y) the Aggregate Commitment; and

The Administrative Agent hereby agrees to promptly notify each of the Lenders of receipt by the Administrative Agent of any notice from the Borrower pursuant to this Section 2.6(b).

Payments and prepayments pursuant to this Section 2.6(b) shall be applied, first to Base Rate Advances and then to Eurodollar Rate Advances in direct order of Interest Period maturities.

         (c) General.  All  prepayments  of Advances shall be subject to Section
3.6 but otherwise without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment and all other amounts due and payable hereunder with respect to such Loans.

         Section 2.7       Repayment of the Obligations.

         The Borrower shall repay in full the aggregate outstanding Obligations on the Termination Date.

         Section 2.8       Extension of Termination Date.

                  (a) The  Borrower  may  request an  extension  of the  initial
         Termination  Date,  or  if  previously  extended,  the  then-applicable
         Termination Date, for an additional twelve (12) month period in the case of each such extension by delivering an irrevocable written notice to the Administrative Agent, accompanied by projections prepared by the Borrower with respect to such extension period containing such information as may be reasonably requested by the Administrative Agent (which notice, together with such projections, shall promptly be forwarded by the Administrative Agent to the Lenders), not more than one hundred twenty (120) nor less than ninety (90) days prior to the anniversary of the Closing Date that precedes the then-effective
         Termination Date by one year (any such request, an "Extension Request"). Upon receipt of such Extension Request, each Lender shall respond to the Borrower and the Administrative Agent in writing no later than sixty (60) days prior to such anniversary of the Closing Date, either irrevocably consenting to such Extension Request or declining to extend such Lender's Commitment. Any determination by any Lender to consent to an extension of the Termination Date shall be in its sole and absolute discretion and, subject to receipt by the Borrower and the Administrative Agent of such consent, there shall be no obligation on the part of any Lender hereunder, whether express or implied, to extend the Termination Date. Any Lender which fails to respond by the date set forth above shall be deemed to have declined the Extension Request. Upon receipt of the written consent to such Extension Request by the Borrower and the Administrative Agent from Lenders holding 100% of the Aggregate Commitment, the Administrative Agent shall notify the Borrower and the Lenders that the Termination Date has been extended for an additional twelve (12) month period.

                  (b) In the  event  any  Lender  shall  fail to  consent  to an
         Extension Request within the time provided in paragraph (a) above (each such Lender, a "Non-Extending Lender"), the Borrower may obtain one or more other Lenders or, with the consent of the Administrative Agent, one or more other Eligible Assignees willing to replace such
         Non-Extending Lender (each such Eligible Assignee, a "Replacement Lender"); provided, that, any replacement must occur on or prior to the anniversary of the Closing Date that precedes the then-effective
         Termination Date by one year. Any Non-Extending Lender that is being replaced shall assign its Advances and its Commitment hereunder to any Replacement Lender upon not less than five (5) days' prior written notice from the Borrower in accordance with the assignment procedure set forth in Section 11.5 hereof; provided that the Borrower shall pay the administrative fee for such assignment to the Administrative Agent specified in Section 11.5. Upon receipt of duly executed Assignment and Acceptances with respect to the Commitments and outstanding Advances of each Non-Extending Lender and the satisfaction of the conditions set forth therein and in Section 11.5, the Administrative Agent shall notify the Borrower and the Lenders that the Termination Date has been extended for an additional twelve (12) month period.

                  (c) If the Borrower does not replace each Non-Extending Lender with one or more Replacement Lenders assuming all of the Advances and Commitments of such Non-Extending Lenders by the anniversary of the Closing Date that precedes the then-Effective Termination Date by one year, the Termination Date shall not be extended beyond its then-existing date unless the Borrower, the Administrative Agent and each of the Lenders (other than any Non-Extending Lenders) shall otherwise agree; provided that, the Non-Extending Lenders shall not be bound by any such agreement.

         Section 2.9       Interest.

         The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (a) Base Rate Advance. During such periods as such Advance is a Base Rate Advance, a rate per annum at all times equal to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable in arrears (i) quarterly on the last day of each calendar quarter during such periods, (ii) on the date such Base Rate Advance shall be Converted or paid in full and (iii) on the Termination Date.

                  (b)  Eurodollar  Rate  Advances.  During such  periods as such
         Advance is a Eurodollar Rate Advance, a rate per annum at all times during each Interest Period for such Advance equal to the sum of the Eurodollar Rate for such Interest Period for such Advance plus the Applicable Margin, payable in arrears (i) on the last day of such Interest Period, (ii) if any Interest Period exceeds three months, on the last day of each three month period comprising such Interest Period, (iii) on the date such Eurodollar Rate Advance shall be paid in full and (iv) on the Termination Date.

                  (c) Interest After Default. While any Event of Default exists (including after the acceleration of the Obligations), in addition to paying accrued interest on the outstanding Advances, the Borrower shall pay interest on the amount of all other outstanding Obligations (including accrued but unpaid interest to the extent permitted by law) at a rate per annum equal to the Base Rate plus the Applicable Margin then in effect for Base Rate Advances. While any Event of Default exists (including after the acceleration of the Obligations), the Borrower shall pay interest on all of the Obligations upon demand of the Administrative Agent and interest shall continue to accrue on the unpaid Obligations after as well as before entry of judgment thereon to the extent permitted by law.

         Section 2.10      Fees.

         The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee on the average daily Unutilized Commitment of such Lender, from the date hereof in the case of each Lender named on the signature pages to this Agreement and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, until the Termination Date, payable quarterly on the last day of each calendar quarter during the term of such Lender's Commitment, commencing on September 30, 1997, and on the Termination Date, at the rate equal to (i) one quarter of one percent (1/4 of 1%) per annum from the Closing Date through the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, and (ii) thereafter, the rate determined by reference to the formula set forth on Schedule 2.10. The commitment fees provided in this Section 2.10 shall accrue at all times after the date hereof, including any time during which one or more conditions in Article IV are not met.

         Section 2.11      Payments and Computations.

                  (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (Charlotte, North Carolina time) on the day when due in Dollars to the Administrative Agent at its Payment Office in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably in accordance with such Lender's Commitment Percentage (other than amounts payable pursuant to Article III) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

                  (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made by the Borrower pursuant to the terms hereof, when due hereunder or under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

                  (c) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees shall be made by the Administrative Agent, and all computations of interest pursuant to Section 3.1 shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 3.1, by a Lender) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays; such amount to the Administrative Agent, at the Federal Funds Rate as in effect for each such day.

         Section 2.12      Sharing of Payments, Etc.

          If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Article III) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such Purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.13      Limitation of Interest.

         It is the intention of the parties hereto that each of the Lenders shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Lenders contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or any other Loan Document it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Lenders under any Note, this Agreement or under any other Loan Document shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be canceled automatically, and if theretofore paid, shall at the option of any Lender be credited by such Lender on the principal amount of the Obligations owed to such Lender by the Borrower or refunded by such Lender to the Borrower, and (ii) in the event that the maturity of any Note or other Obligation payable to any Lender is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law and all interest in excess of such lawful amount, if any, payable to any Lender under this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of any Lender be credited by such Lender on the principal amount of the Obligations owed to such Lender by the Borrower or refunded by such Lender to the Borrower.

         Section 2.14      Use of Proceeds.

         The proceeds of all Advances made hereunder shall be used by the Borrower for its working capital and general corporate purposes, including Acquisitions permitted by this Agreement.


                                   ARTICLE III
                         YIELD PROTECTION, INTEREST RATE
                           DETERMINATION, TAXES, ETC.

         Section 3.1       Additional Interest on Eurodollar Rate Advances.

         The Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for each Interest Period for such Eurodollar Rate Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Eurodollar Rate Advance. Such additional interest shall be determined by such Lender and notified to the Borrower through the Administrative Agent.

         Section 3.2       Interest Rate Determination and Protection.

                  (a) Each Reference Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any one of the Reference Lenders shall not furnish such timely information to the Administrative Agent for the purpose of determining any such Eurodollar Rate, the Administrative Agent shall determine such Eurodollar Rate on the basis of timely information furnished by the two remaining Reference Lenders.

                  (b) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.9(a) or (b), and the applicable rate, if any, furnished by each Reference Lender for the purpose of determining the applicable interest rate under Section 2.9(b).

                  (c) If more than one of the Reference Lenders fails to furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

                                (i) the  Administrative  Agent  shall  forthwith
                  notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

                                (ii) each  outstanding  Eurodollar  Rate Advance
                  will automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Advance, and

                               (iii) the  obligation  of the Lenders to make, or
                  to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (d) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not equal or exceed the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon

                                (i)   each    Eurodollar   Rate   Advance   will
                  automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Advance, and

                                (ii) the  obligation  of the Lenders to make, or
                  to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (e) On the date on which the aggregate unpaid principal amount of any Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Advances shall automatically Convert into Base Rate Advances, and thereafter, for purposes of prepayment pursuant to
         Section 2.6 and Conversion pursuant to Section 2.4, all outstanding Base Rate Advances shall be deemed to be part of one Borrowing.

         Section 3.3       Increased Costs.

                   (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation, in each case, after the Closing Date, or (ii) the compliance with any guideline or request from any Governmental Authority (whether or not having the force of law) made after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances (except as otherwise provided in Sections 3.1 and 3.5 hereof), then the Borrower shall, within three days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost.

                  (b) If any Lender determines that compliance with any law or regulation enacted or promulgated after the Closing Date or any guideline or request made after the Closing Date from any Governmental Authority (whether or not having the force of law and except as otherwise provided in Section 3.5 hereof) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay, within three days after demand, to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder.

         Section 3.4       Illegality.

         Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation, in each case, after the Closing Date, makes it unlawful, or any Governmental Authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Advances of all Lenders then outstanding, together with interest accrued thereon, unless the Borrower, within five Business Days of notice from the Administrative Agent, Converts all Eurodollar Rate Advances of all Lenders then outstanding into Base Rate Advances in accordance with Section 2.4.

         Section 3.5       Taxes.

                  (a) Any and all  payments by the  Borrower  hereunder or under the Notes shall be made, in accordance with Section 2.11 free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of each Lender and the Administrative Agent, taxes imposed on or measured by all or part of its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof or, in the case of each Lender, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section
         3.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
         (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp, documentary or intangibles taxes or any other similar taxes, charges or levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or any of the other Loan Documents (hereinafter referred to as "Other Taxes").

                  (c)  The  Borrower   will   indemnify   each  Lender  and  the
         Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.5) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Lender or the
         Administrative Agent (as the case may be) makes written demand therefor. The Administrative Agent or any Lender claiming indemnification pursuant to this Section 3.5(c) shall make written demand therefor no later than one (1) year after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of such Taxes or Other Taxes and (ii) the date on which the appropriate Governmental Authority makes written demand on such Lender or the Administrative Agent for payment of such Taxes or Other Taxes.

                  (d) If a Lender or the Administrative Agent shall become entitled to claim a refund, credit or reduction in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has made payments pursuant to this
         Section 3.5, such Lender or the Administrative Agent shall, within ninety (90) days after receipt of a written request by the Borrower and at Borrower's sole expense, make an appropriate filing or claim with the appropriate Governmental Authority to obtain or use such refund, credit or reduction. Upon a written request of the Borrower, each Lender or the Administrative Agent shall use reasonable efforts to cooperate with the Borrower in determining whether or not the Administrative Agent or such Lender is entitled to such a refund, credit or reduction. If a Lender or the Administrative Agent receives a refund or realizes the benefit of a credit or reduction in respect of any such Taxes or other Taxes (whether or not as a result of a filing or claim made pursuant to the first sentence of this paragraph), such Lender or the Administrative Agent shall within ninety (90) days from the date of such receipt or realization pay over the amount of such refund, credit or reduction to the Borrower (but only to the extent of indemnity payments made or other amounts paid by the Borrower under this Section 3.5 with respect to such Taxes or Other Taxes), net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund, credit or reduction); provided that the Borrower (upon the written request of such Lender or the Administrative Agent) agrees to repay the amount paid over to the Borrower to such Lender or the Administrative Agent (together with any interest payable to the relevant Governmental Authority) in the event such Lender or the Administrative Agent is required to repay such refund, credit or reduction to such Governmental Authority.

                  (e) Within forty-five (45) days after the date of any payment of Taxes by the Borrower, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt (if any) evidencing payment thereof.

                  (f) Each Lender that is a non-resident alien or is organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement (or, in the case of any Person becoming a Lender after the Closing Date, on or prior to the effective date of the Assignment and Acceptance pursuant to which it becomes a Lender), from time to time thereafter if requested in writing by the Borrower, and upon any change in designation of the Lender's Applicable Lending Office (but only so long as such Lender remains lawfully able to do so), shall provide each of the Borrower and the Administrative Agent (i) if such Lender is not a bank within the meaning of Section 881(c)(3)(A) of the Code, a duly completed original U.S. Treasury Department Form W-8 (or successor form) certifying that such Lender is not a United States citizen or resident (or that such Lender is filing for a foreign corporation, partnership, estate or trust) and providing the name and address of the Lender, together with a certificate representing that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code and is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) with respect to the Borrower, or (ii) if such Lender is a bank within the meaning of Section 881(c)(3)(A) of the Code, a duly completed original U.S. Treasury Department Form 4224 or Form 1001 (or successor form), whichever is applicable, properly claiming complete exemption from United States withholding tax on payments by the Borrower pursuant to this Agreement and under the Notes.

                  (g) The Borrower shall not be required to indemnify any Lender or the Administrative Agent, or to pay any other amount to any such Lender, in respect of any Tax pursuant to this Section 3.5 to the extent that: (i) in the case of a Lender that is a non-resident alien or is organized under the laws of a jurisdiction outside the United States, the obligation to make such indemnification or to pay such other amount would not have arisen but for a failure by such non-resident Lender to comply with the provisions of Section 3.5(f), unless such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided; provided, however, that should a Lender be subject to withholding Tax because of such failure, the Borrower shall take such steps (at Lender's expense) as the Lender shall reasonably request in writing to assist the Lender to recover such Tax; or (ii) such Tax was applicable on the date such Lender or Administrative Agent became a party to this Agreement or, with respect to payments to a new Applicable Lending Office, the date such Lender designated such Applicable Lending Office; provided, however, that this clause (ii) shall not apply to any Lender or new Applicable Lending Office that becomes a Lender or Applicable Lending Office as a result of an assignment or designation made at the request of the Borrower, and provided further that this clause (ii) shall not apply to the extent the indemnity payment or other amount any transferee Lender, or a Lender through a new Applicable Lending Office, would be entitled to receive does not exceed the indemnity payment or other amount that the Lender making the assignment, or making the designation of such new Applicable Lending Office, would have been entitled to receive in the absence of such assignment or designation.

                  (h) Subject to Section 3.8, in the event that a Lender that originally provided such form as may be required under Section 3.5(f) thereafter ceases to qualify for complete exemption from United States withholding tax, such Lender may assign its interest under this Agreement to any Eligible Assignee in accordance with Section 11.5 and such Eligible Assignee shall be entitled to the same benefits under this Section 3.5 as the assignor provided that the rate of United States withholding tax (and the rate of any Taxes or Other Taxes) applicable to such Eligible Assignee shall not exceed the rate then applicable to the assignor.

         Section 3.6       Funding Losses.

          The Borrower agrees to reimburse each Lender and to hold each Lender harmless from any loss or expense (including loss of anticipated profits) which the Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to borrow, or to Continue or Convert to a Borrowing comprised of Eurodollar Rate Advances after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion;

                  (b) the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with Section 2.6;

                  (c) the payment or prepayment (including pursuant to Section 2.6) of a Borrowing comprised of Eurodollar Rate Advances on a day which is not the last day of the Interest Period with respect thereto; or

                  (d) the Conversion of any Borrowing comprised of Eurodollar Rate Advances to a Borrowing comprised of Base Rate Advances on a day that is not the last day of the respective Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Advances hereunder or from fees payable to terminate the deposits from which such funds were obtained. Solely for purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.6 and under Section 3.3(a), each Eurodollar Rate Advance made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Eurodollar Rate used in determining the rate of interest for such Eurodollar Rate Advance by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Advance is in fact so funded.

         Section 3.7       Certificates of Lenders.

                  (a) Any Lender claiming reimbursement or compensation pursuant to this Article III shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and such certificate shall be prima facie evidence of the amount of compensation due to such Lender in the absence of manifest error.

                  (b) Prior to giving such certificate to the Administrative Agent pursuant to Sections 3.1, 3.3, or 3.5, or notifying the Administrative Agent pursuant to Section 3.4 that such Lender is unable to make Eurodollar Advances, the affected Lender shall designate a different Applicable Lending Office if such designation would eliminate the need to give such certificate or certification and would not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

                  (c) Any Lender claiming reimbursement or compensation pursuant to Section 3.3 shall deliver the demand required by Section 3.3(a) or
         (b), as applicable, in the form of the certificate described in paragraph (a) no later than one (1) year after such Lender obtains knowledge of such additional cost, and if any Lender fails to give notice to the Borrower within such period, the Borrower shall have no obligation to pay any amount accrued prior to the date which is one year prior to delivery of such certificate.

         Section 3.8       Replacement of a Lender.

         If the Borrower shall: (i) as a result of the requirements of Sections 3.1, 3.3 or 3.5, be required to pay any Lender the additional interest referred to in such Section 3.1, the additional costs referred to in such Section 3.3 or the Taxes or Other Taxes referred to in such Section 3.5, which interests, costs or taxes are not imposed by all of the other Lenders, and the Borrower deems such additional amounts to be material; (ii) as a result of the requirements of
Section 3.4, be required to prepay all Eurodollar Rate Advances; or (iii) as a result of the failure of any Lender to make available to the Administrative Agent the amount of such Lenders Advance, be required to repay to the Administrative Agent such corresponding amount pursuant to Section 2.3(d) hereof, then, in each case, the Borrower may obtain one or more other Lenders or, with the consent of the Administrative Agent, one or more other Eligible Assignees willing to replace such Lender, and such Lender shall execute and deliver to such Eligible Assignee an Assignment and Acceptance with respect to such Lender's entire interest under this Agreement and the Notes, and upon the execution by such Eligible Assignee of such Assignment and Acceptance and compliance with the requirements of Section 11.5 hereof, such Eligible Assignee shall succeed to all of such Lender's rights and duties under this Agreement. If the Borrower exercises its election under this Section 3.8 to replace a Lender, the Borrower shall pay the administrative fee payable to the Administrative Agent under Section 11.5 hereof.

         Section 3.9       Survival.

         The agreements and obligations of the Borrower in this Article III shall survive the payment of all other Obligations and the termination of this Agreement.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1       Conditions of Initial Borrowing.

         The obligation of each Lender to make its initial Advance hereunder is subject to the satisfaction, prior to or simultaneously with the making of such Advance, of the following conditions:

                  (a) This Agreement. The Administrative Agent shall have received, on or before the Closing Date, counterparts of this Agreement executed by the Borrower, the Documentation Agent, the Co-Agents and each of the Lenders in the manner specified in Section 11.9 hereof, in sufficient numbers so that each Lender shall retain a counterpart thereof.

                  (b) Other Documents. The Administrative Agent shall have received, on or before the Closing Date, the following, each dated as of such date, in form and substance satisfactory to the Administrative Agent and in sufficient copies (except for the Notes) for each Lender:

                                (i) Notes.  The  Notes,  payable to the order of
                  each of the Lenders, duly executed by the Borrower;

                                (ii)   Subsidiary   Guaranty.   The   Subsidiary
                  Guaranty, duly executed by each of the Guarantors;

                                (iii) Resolutions; Incumbency.

                                    (A) copies of the  resolutions  of the board
                          of directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be delivered by the Borrower hereunder, and authorizing the borrowings hereunder, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower;

                                    (B) copies of the  resolutions  of the board
                          of directors of each of the Guarantors approving and authorizing the execution, delivery and performance of such Guarantor of the Subsidiary Guaranty, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Guarantor; and

                                    (C)  a  certificate   of  the  Secretary  or
                          Assistant Secretary of the Borrower and of each Guarantor certifying the names and true signatures of the officers of the Borrower and such Guarantor authorized to execute, deliver and perform, as applicable, this Agreement, the Subsidiary Guaranty and all other Loan Documents to be delivered hereunder;

                                (iv) Articles of Incorporation; By-laws and Good
                  Standing. Each of the following documents:

                                    (A)   the   articles   or   certificate   of
                          incorporation of the Borrower and of each Guarantor as in effect on the Closing Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of incorporation of the Borrower and of each Guarantor as of a recent date and by the Secretary or Assistant Secretary of the Borrower and of such Guarantor as of the Closing Date, and the bylaws of the Borrower and of each Guarantor as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Borrower and of such Guarantor as of the Closing Date; and

                                    (B)  a  good  standing  certificate  as of a
                          recent date for the Borrower and each Guarantor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Borrower or such Guarantor is qualified to do business as a foreign corporation;

                                (v) Legal Opinions. A favorable opinion of Hunton & Williams, counsel to the Borrower and the Guarantors, addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit F hereto;

                                (vi) Solvency Certificate.  A certificate of the
                  chief financial officer, chief accounting officer or treasurer of the Borrower to the effect that each of the Guarantors will be Solvent after giving effect to the Subsidiary Guaranty;

                                (vii) Certificate. A certificate signed by the chief executive officer, chief financial officer or treasurer of the Borrower stating that:

                                    (A)  the   representations   and  warranties
                          contained in Article V are true and correct on and as of such date, as though made on and as of such date;

                                    (B) no Default  or Event of Default  exists;
                          and

                                    (C) there has occurred  since June 30, 1996,
                          no event or circumstance that has resulted or could reasonably be expected to result in a material adverse change in, or a material adverse effect, at such time or in the future, in or upon the operations, business, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; and

                                (viii) Other  Documents.  Such other  approvals,
                  opinions, documents or materials as the Administrative Agent, or the Required Lenders through the Administrative Agent, may request.

                  (c) Termination of Existing Credit Agreement. Concurrently with the execution and delivery of this Agreement, each of the lenders (other than any Lender hereunder) which is party to that certain Credit Agreement, dated as of March 15, 1996, by and among the Borrower, the Lenders listed therein, the Administrative Agent and Bank of America, National Trust and Savings Association, Crestar Bank and FUNB, as Co-Agents thereunder, as amended by that certain letter agreement dated as of March 14, 1997, shall have received, or waived in writing, timely notice of the termination of such credit agreement as of the effective date of this Agreement provided for in Section 11.9 and all obligations (if any) thereunder shall have been paid in full.

                  (d) Payment of Fees. The Borrower shall have paid to (i) the Administrative Agent, for disbursement to the Lenders, such amounts as are due and payable by the Borrower to the Lenders on the Closing Date as agreed upon among the Borrower and the Lenders, and (ii) the Administrative Agent, for itself and for disbursement to NCMI, such amounts as are payable to the Administrative Agent and NCMI on the Closing Date pursuant to the Fee Letter.

         Section 4.2       Conditions to All Borrowings.

         The obligation of each Lender to make any Advance to be made by it hereunder (including its initial Advance) is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

                  (a) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing (with, in the case of the initial Borrowing only, a copy for each Lender);

                  (b) Continuation of Representations and Warranties. The representations and warranties made by the Borrower contained in
         Article V shall be true and correct on and as of the date of such Borrowing, with the same effect as if made on and as of the date of such Borrowing (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                  (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing; and

                  (d) Senior Indenture. At any time that the aggregate principal amount of all outstanding Borrowings shall exceed $240,000,000, the Borrower shall have provided detailed calculations (in form and substance reasonably satisfactory to the Administrative Agent) evidencing compliance with Section
4.11 of the Senior Indenture.

Each Notice of Borrowing submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice and as of the date of each Borrowing, that the conditions in Section
4.2 are satisfied.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent, the Documentation Agent, Co-Agents and each of the Lenders that:

         Section 5.1       Corporate Existence and Power.

         Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Each of the Borrower and its Subsidiaries is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its respective business or the character and location of its respective property, business or customers and in which the failure so to qualify or be licensed, as the case may be, in the aggregate, could have a Material Adverse Effect.

         Section 5.2 Corporate and Governmental Authorization; Contravention.

         The execution, delivery and performance by each of the Borrower and the Guarantors of the Loan Documents to which it is a party are within its corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not and will not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law as now in effect or of the articles of incorporation or by-laws of the Borrower or any Guarantor as now in effect or of any material agreement, judgment, injunction, order, decree or other instrument now binding upon or affecting the Borrower or such Guarantor or result in the creation or imposition of any Lien on any of their respective assets.

         Section 5.3       Binding Effect.

         This Agreement and the Notes each constitutes a valid and binding agreement of the Borrower and the Subsidiary Guaranty constitutes a valid and binding obligation of each of the Guarantors, in each case enforceable against such Person in accordance with its respective terms, except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         Section 5.4       Financial Information.

         (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of June 30, 1996 and the related consolidated statements of income, cash flows and stockholders' equity for the fiscal year then ended, reported on by Price Waterhouse LLP and set forth in the Borrower's 1996 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and the consolidated results of operations and cash flows for such fiscal year. The Borrower and its Subsidiaries did not, as of June 30, 1996, have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto.

         (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income, cash flows and stockholders' equity for the nine months then ended, set forth in the Borrower's Quarterly Report for the fiscal quarter ended March 31, 1997 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in paragraph (a), the consolidated financial position of the Borrower and its Subsidiaries as of such date and the consolidated results of operations and cash flows for such nine-month period (subject to normal year-end adjustments).

         (c) Except as previously disclosed to the Administrative Agent and the Lenders, the consolidated balance sheet of Intabex and its Subsidiaries as of March 31, 1996 and the related consolidated statements of income, cash flows and stockholders' equity for the fiscal year then ended, reported on by an Approved Accounting Firm, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of Intabex and its Subsidiaries as of such date and the consolidated results of operations and cash flows for such fiscal year. Intabex and its Subsidiaries did not, as of March 31, 1996, have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto.

         (d) Except as previously disclosed to the Administrative Agent and the Lenders, the unaudited consolidated balance sheet of Intabex and its Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income, cash flows and stockholders' equity for the fiscal year then ended, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in paragraph (c), the consolidated financial position of Intabex and its Subsidiaries as of such date and the consolidated results of operations and cash flows for such fiscal year.

         (e) As of the Closing Date, there has occurred since June 30, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         Section 5.5       Litigation.

         Except as set forth on Schedule 5.5, (i) no summons, complaint or other similar pleading has been served on the Borrower or any of its Subsidiaries in connection with any action, suit or proceeding, and (ii) to the knowledge of the Borrower, there is no action, suit or proceeding pending or threatened against, or affecting, the Borrower or any of its Subsidiaries, before any Governmental Authority, in the case of clause (i) or (ii) in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which in any manner questions the validity of this Agreement, the Notes or any Subsidiary Guaranty and there is no basis known to the Borrower for any such action, suit or proceeding.

         Section 5.6       Marketable Title.

         The Borrower and each of its Material Subsidiaries has good and marketable title to all its material properties and assets subject to no Lien, except Permitted Liens.

         Section 5.7       Filings.

         All actions by or in respect of, and all filings with, any Governmental Authority required in connection with the execution, delivery and performance of this Agreement, the Notes and the Subsidiary Guaranty, or necessary for the validity or enforceability thereof or for the protection of the rights and interests of the Administrative Agent and each of the Lenders thereunder, will, prior to the date of delivery thereof, have been duly taken or made, as the case may be, and will at all times thereafter remain in full force and effect.

         Section 5.8       Regulation U.

         The proceeds of the Advances will be used by the Borrower only for the purposes set forth in Section 2.14 hereof. None of the proceeds of any Advance will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute the Advances a "purpose credit" within the meaning of Regulations G, T, U and X issued by the Federal Reserve Board.

         Section 5.9       Subsidiaries and Affiliates.

          Schedule 5.9 sets forth a correct list of each Subsidiary and Affiliate of the Borrower and the percentage of ownership of the Borrower with respect to each such entity. Such Schedule correctly identifies all Material Subsidiaries.

         Section 5.10      Solvency.

          The Borrower and each of the Guarantors is Solvent.

         Section 5.11      ERISA Compliance.

         (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) the PBGC has not instituted proceedings to terminate any Plan; (c) neither the Borrower, any Subsidiary of the Borrower, any ERISA Affiliate, nor any duly-appointed administrator of a Plan (i) has incurred any liability to the PBGC with respect to any Plan other than for premiums not yet due or payable, or
(ii) has instituted or intends to institute proceedings to terminate any Plan under Sections 4041 or 4041A of ERISA or withdraw from any Multiemployer Plan;
(d) no "accumulated funding deficiency" (as defined in ERISA Section 302 or Code
Section 412) exists with respect to any Plan, whether or not waived; (e) each "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained or contributed to by or on behalf of the Borrower and its Subsidiaries has been administered substantially and funded in accordance with its terms and with all provisions of the Code and ERISA applicable thereto; and (f) the Borrower and its Subsidiaries have not incurred any liability with respect to any welfare plan (as defined in ERISA Section 3(1)) or for "welfare benefits" (as defined in Code Section 419) that is not reflected on the financial statements of the Borrower and its Subsidiaries which would have a Material Adverse Effect.

         Section 5.12      Taxes.

         The Borrower and each of its Subsidiaries have filed all federal and other material tax returns and reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their respective properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and, with the exception of the Brazilian Tax Assessment, no notice of lien has been filed or recorded with respect to the Borrower, any of its Subsidiaries or any of their respective properties. With the exception of the Brazilian Tax Assessment, there is no proposed tax assessment against the Borrower or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

         Section 5.13      Environmental Matters.

         (a)  The  on-going   operations   of  the  Borrower  and  each  of  its
Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $2,000,000 in the aggregate.

         (b) Except as specifically disclosed in Schedule 5.13, the Borrower and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, no Governmental Authority responsible for such Environmental Permits has threatened to revoke, refuse to reissue or materially limit such Environmental Permits, and the Borrower and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

         (c) Except as specifically disclosed in Schedule 5.13, none of the Borrower, any of its Subsidiaries or any of their respective present assets or operations, is subject to, any outstanding written order from, or agreement with, any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

         (d) Except as specifically disclosed in Schedule 5.13, there are no Hazardous Materials or other conditions or circumstances existing with respect to any assets, or arising from operations prior to the Closing Date, of the Borrower, any of its Subsidiaries or any of their respective predecessors that would reasonably be expected to give rise to Environmental Claims with a potential liability to the Borrower and its Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or assets. In addition,
(i) to the knowledge of the Borrower, neither the Borrower nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials, and (ii) to the extent required by applicable Environmental Law, the Borrower and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all material notification requirements under all Environmental Laws.

         Section 5.14      Regulated Entities.

         None of the Borrower, any Person controlling the Borrower, or any Subsidiary of the Borrower, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur Debt.

         Section 5.15      No Burdensome Restrictions.

         Neither the Borrower nor any of its Subsidiaries is a party to or bound by any contract or agreement, or subject to any charter or corporate restriction, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         Section 5.16      Labor Relations.

         There are no strikes, lockouts or other labor disputes against the Borrower or any of its Subsidiaries, or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries that reasonably could be expected to have a Material Adverse Effect, and no significant unfair labor practice complaint is pending against the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, threatened against any of them before any Governmental Authority, if determined adversely to the Borrower or any of its Subsidiaries, that reasonably could be expected to have a Material Adverse Effect.

         Section 5.17      Copyrights, Patents, Trademarks and Licenses, etc.

          The Borrower or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person; except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         Section 5.18      Compliance With Laws.

         The Borrower and each of its Subsidiaries are in compliance with all applicable Requirements of Law except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

         Section 5.19      Broker's Fees; Transaction Fees.

         Neither the Borrower nor any of the its Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby, except as provided in the Fee Letter.

         Section 5.20      Full Disclosure.

         All information heretofore furnished by any Responsible Officer of the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby was, when furnished, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. None of such information omits any material fact known by the Borrower that is required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. The Borrower has disclosed to the Lenders in writing any and all facts known by the Borrower that could have or cause a Material Adverse Effect.


                                   ARTICLE VI

                               FINANCIAL COVENANTS

         The Borrower agrees that so long as any Advance or any other Obligation shall remain unpaid or any Lender shall have a Commitment hereunder, the Borrower shall, unless the Required Lenders otherwise consent in writing:

         Section 6.1       Consolidated Working Capital.

         Maintain Consolidated Working Capital, calculated on the last day of each fiscal quarter ending during the periods set forth below, of not less than the amount set forth opposite such period:

                  Fiscal Quarter End                               Amount
                  ------------------                               ------

           June 30, 1997, September 30, 1997,
             December 31, 1997 and March 31, 1998               $400,000,000

           June 30, 1998 and each fiscal
             quarter end occurring thereafter                   $500,000,000

         Section 6.2       Minimum Consolidated Tangible Net Worth.

         Maintain Consolidated Tangible Net Worth, calculated on the last day of each fiscal quarter of not less than the "Minimum Compliance Level." As of the Closing Date, the "Minimum Compliance Level" shall be $165,000,000. Beginning on the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, the "Minimum Compliance Level" shall be the greater of (a) $165,000,000 or (b) Consolidated Tangible Net Worth as of June 30, 1997 less $15,000,000. The Minimum Compliance Level shall be adjusted upward (a) upon the conversion of any Subordinated Debt Securities into stock of the Borrower, by an amount equal to the aggregate principal amount of Subordinated Debt Securities so converted and (b) as of the last day of each fiscal year, from and including the fiscal year ending June 30, 1998, by an amount equal to 55% of Consolidated Net Income (inclusive of extraordinary gains and without reduction for extraordinary losses) for such fiscal year. The foregoing increases in the Minimum Compliance Level shall be cumulative, and no reduction shall be made on account of any Consolidated Net Income of less than zero for any fiscal year.

         Section 6.3       Consolidated Fixed Charge Coverage Ratio.

         Maintain a Consolidated Fixed Charge Coverage Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not less than the ratio set forth opposite such date:

                  Fiscal Quarter End                                    Ratio
                  ------------------                                    -----

                  September 30, 1997                                   0.80:1.0
                  December 31, 1997                                    1.10:1.0
                  March 31, 1998 and each fiscal
                    quarter end occurring thereafter                   1.25:1.0

         Section 6.4       Consolidated Leverage Ratio.

         Maintain a Consolidated Leverage Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not more than the ratio set forth opposite such date:

                  Fiscal Quarter End                                   Ratio
                  ------------------                                   -----

                  June 30, 1997 and September 30,
                    1997                                               0.775:1.0
                  December 31, 1997                                    0.750:1.0
                  March 31, 1998 and June 30, 1998                     0.700:1.0
                  September 30, 1998                                   0.725:1.0
                  December 31, 1998                                    0.700:1.0
                  March 31, 1999 and June 30, 1999                     0.650:1.0
                  September 30, 1999                                   0.675:1.0
                  December 31, 1999 and each fiscal
                    quarter end occurring thereafter                   0.650:1.0


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         The Borrower agrees that so long as any Advance or any other Obligation shall remain unpaid or any Lender shall have a Commitment hereunder, unless the Required Lenders otherwise consent in writing:

         Section 7.1       Information.

         The  Borrower  shall  deliver or cause to be  delivered  to each of the
Lenders:

                  (a) Annual Reports. (i) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statement of cash flows and the consolidated statements of income and stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion on such consolidated statements by an Approved Accounting Firm which opinion shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower and its Subsidiaries as of the date of such financial statements and their consolidated results of their operations and cash flows for the period covered by such financial statements in conformity with GAAP applied on a consistent basis (except for changes in the application of which such accountants concur) and shall not contain any "going concern" or like qualification or exception or qualifications arising out of the scope of the consolidated audit;

                  (ii) As soon as available and in any event within 90 days after the end of each fiscal year, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and the related consolidated and consolidating statements of income, cash flows and stockholders' equity for such fiscal year, setting forth (in the case of consolidating statements) separate figures for U.S. and non-US tobacco and flower operations and fully consolidated operations and (in the case of consolidated statements) the consolidated figures in comparative form for the Borrower's previous fiscal year, all certified (subject to normal year-end audit adjustments) as complete and correct in all material respects by the Borrower's chief financial officer, treasurer or chief accounting officer;

                  (b) Quarterly Reports. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and the related consolidated and consolidating statements of income, cash flows and stockholders' equity for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth (in the case of consolidating statements) separate figures for U.S. and non-US tobacco and flower operations and fully consolidated operations and (in the case of consolidated statements) the consolidated figures in comparative form for the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end audit adjustments) as complete and correct in all material respects by the Borrower's chief financial officer, treasurer or chief accounting officer;

                  (c) Officer's  Certificates.  Simultaneously with the delivery of the financial statements referred to in paragraphs (a) and (b) above, (i) a certificate of the Borrower's chief financial officer, treasurer or chief accounting officer (A) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Article VI and (B) stating that the Borrower was in compliance with Sections 8.1, 8.2, 8.3 and 8.5, each on the date of such financial statements; and (ii) a certificate of the Borrower's chief financial officer, treasurer or chief accounting officer (A) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto and (B) stating whether, since the date of the most recent previous delivery of financial statements pursuant to paragraphs (a) or
         (b) of this Section, any event has occurred that would have a Material Adverse Effect and, if so, the nature of such Material Adverse Effect;

                  (d) Accountant's Certificates. Simultaneously with the delivery of each set of financial statements referred to in paragraph
         (a) above, a statement of the Approved Accounting Firm that reported on such statements (i) stating that their audit examination has included the reading of this Agreement and the Notes as they relate to financial or accounting matters, (ii) whether anything has come to their attention to cause them to believe that there existed on the date of such statements any Default or Event of Default and (iii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to paragraph (c) above;

                  (e) Notice of Default. Forthwith upon the occurrence of any Default or Event of Default, notice of such Default or Event of Default in the form of a certificate of the Borrower's chief financial officer, treasurer or chief accounting officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) Notice of Litigation. Promptly upon, but in no event later than fifteen (15) days after a Responsible Officer becoming aware thereof, written notice of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against the Borrower or any of its Subsidiaries, whether or not the claim shall be covered by insurance, which could have a Material Adverse Effect or which in any manner questions the validity of this Agreement, the Notes, the Subsidiary Guaranty or any of the other transactions contemplated hereby or thereby, a notice setting forth the nature of such pending or threatened action, suit or proceeding and such additional information as the Administrative Agent, at the request of any Lender, may reasonably request;

                  (g) Press Releases. Promptly upon issuance thereof, copies of all press releases and other statements made available generally by the Borrower or its Material Subsidiaries to the public concerning material developments in the results of operations, financial condition, business or prospects of the Borrower or its Material Subsidiaries;

                  (h) Accountant's Reports. Promptly upon receipt thereof, (x) each report submitted to the Borrower by its Approved Accounting Firm concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with the annual audit of the Borrower by its Approved Accounting Firm and
         (y) copies of each report material to the financial condition or operations of the Borrower submitted to a Responsible Officer of the Borrower or any of its Material Subsidiaries by independent public accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any of its Material Subsidiaries;

                  (i) Shareholder Communications. Promptly upon the mailing thereof to the Borrower's shareholders, copies of all financial statements, reports and proxy statements so mailed;

                  (j) SEC Filings. Promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or periodic reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (k) Schedule Update. From time to time such information as is necessary so that each of Schedule 5.9, Schedule 5.13 and Schedule 5.17 is accurate and complete;

                  (l) Additional Information. From time to time such additional information regarding the financial position, results of operations or business of the Borrower or any Material Subsidiary as the Administrative Agent, at the request of any Lender, may reasonably request;

                  (m)   Notices   to   Holders   of  Senior   Debt   Securities.
         Simultaneously with delivery thereof, copies of all written notices as the Borrower shall send to the holders of the Senior Debt Securities;

                  (n)  Environmental  Matters.  Promptly  upon,  but in no event later than fifteen (15) days after a Responsible Officer becoming aware thereof, written notice of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any of its Subsidiaries or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

                  (o) ERISA. Promptly and in any event within fifteen (15) days after

                           (i) a  Responsible  Officer  or any  ERISA  Affiliate
                  knows or has reason to know that any ERISA Event has occurred, a statement of the chief executive officer, chief financial officer or treasurer of the Borrower describing such ERISA Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;

                           (ii) receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                           (iii) receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (x) the imposition of withdrawal liability by a Multiemployer Plan, or (y) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan and such notice shall include the estimated amount of withdrawal liability incurred or which may be incurred by the Borrower or any ERISA Affiliate in connection with such event described in clause (x) or (y) above; and

                  (p) Rating Change. Promptly upon receipt of notice thereof by a Responsible Officer, a written notice of the issuance of any rating of, or any change in the rating of, the Borrower's senior unsecured debt affecting the calculation of the Applicable Margin or of the commitment fees due pursuant to Section 2.10 hereof or any other issuance or change in the public rating of any other obligations of the Borrower or any of its Material Subsidiaries.

         Section 7.2       Payment of Obligations.

         The Borrower and each of its Material Subsidiaries shall pay and discharge, as the same shall become due and payable, (i) all of their respective obligations and liabilities in an amount exceeding $500,000, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of their properties or assets, and (ii) all lawful taxes, assessments and charges or levies made upon their properties or assets by any Government, except where any of the items in clause (i) or (ii) of this
Section  7.2  may  be  diligently   contested  in  good  faith  by   appropriate
proceedings, and the Borrower or such Subsidiary shall have set aside on its books, if required under GAAP, appropriate reserves for the accrual of any such items.

         Section 7.3       Maintenance of Property; Insurance.

          The Borrower and each of its Material Subsidiaries shall keep all property useful and necessary in their respective businesses in good working order and condition, subject to ordinary wear and tear, shall maintain (either in the Borrower's name or in such Material Subsidiary's own name) with financially sound and reputable insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against by companies engaged in the same or a similar business in similar locations and shall furnish to the Administrative Agent upon request by the Administrative Agent or the Required Lenders full information as to the insurance carried.

         Section 7.4       Conduct of Business and Maintenance of Existence.

         The Borrower and, subject to the provisions of Section 8.4, each of its Material Subsidiaries shall continue to engage in business of the same general type as now conducted by the Borrower or such Material Subsidiary. The Borrower shall, and, subject to Section 8.4, shall cause each Material Subsidiary to, take all reasonable action to preserve, renew and keep in full force and effect its respective corporate existence and its respective rights, privileges and franchises to the extent such rights, privileges and franchises remain material to the normal conduct of its business.

         Section 7.5       Compliance with Laws.

          The Borrower and each Subsidiary shall comply in all material respects with all Requirements of Law (including, without limitation, ERISA and the rules and regulations thereunder and Environmental Laws), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or non-compliance could not be reasonably expected to have a Material Adverse Effect.

         Section 7.6     Accounting; Inspection of Property, Books and Records.

         The Borrower and each Subsidiary shall keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities; the Borrower shall maintain its fiscal reporting period on a June 30 fiscal year, and each Subsidiary (other than a Foreign Subsidiary) shall maintain its respective fiscal reporting period on the present basis; and the Borrower shall permit, and shall cause each Subsidiary to permit, upon three (3) days, prior written notice to the Borrower, representatives of any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired; provided that no such notice shall be required if a Default or Event of Default has occurred and is continuing.

         Section 7.7       Additional Guarantors.

         In the event that any Subsidiary of the Borrower or any other Person becomes a Material Domestic Subsidiary after the Closing Date, whether pursuant to an acquisition, merger or transfer of assets permitted or consented to by the Required Lenders under Section 8.4 hereof, through internal growth or otherwise, the Borrower shall, at the request of the Administrative Agent, cause each such Material Domestic Subsidiary to become a party to the Subsidiary Guaranty, and to deliver all relevant documentation with respect thereto as would have been delivered pursuant to Section 4.1(b) hereof as if such Subsidiary had been a Material Domestic Subsidiary on the Closing Date.

         Section 7.8       ERISA.

         The Borrower shall make, and cause each of its Subsidiaries and ERISA Affiliates to make, prompt payments of contributions required by the terms of each plan and to meet the minimum funding standards applicable thereto.


                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         The Borrower agrees that so long as any Advance or any other Obligation shall remain unpaid or any Lender shall have a Commitment hereunder, unless the Required Lenders otherwise consent in writing:

         Section 8.1       Restriction on Liens.

         The Borrower shall not, and shall not permit any Material Subsidiary to, create, assume or suffer to exist any Lien on any property or asset now owned or hereafter acquired by the Borrower or such Material Subsidiary or assign or otherwise subordinate any present right, or subordinate any future right subsequent to the acquisition thereof, to receive assets, except:

                  (a)  Liens  existing  on the  Closing  Date  and set  forth on
         Schedule 8.1, which Liens secure Debt outstanding on the Closing Date in an aggregate principal amount not exceeding $220,000,000;

                  (b) purchase money Liens on any capital asset of the Borrower or a Material Subsidiary if such purchase money Lien attaches to such capital asset concurrently with the acquisition thereof and if the Debt secured thereby does not exceed the lesser of the cost or fair market value as of the time of acquisition of the asset covered thereby by the Borrower or such Material Subsidiary; provided, that the aggregate amount of debt (excluding any Debt permitted under clause (a) above), secured by all such Liens does not exceed $15,000,000 in the aggregate at any one time outstanding; and provided further, that no such Lien shall extend to or cover any property or asset of the Borrower or such Material Subsidiary other than the related property or asset (including accessions thereto and proceeds thereof, to the extent provided in the security agreement creating such Lien);

                  (c) Liens not securing Debt which are incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions, social security and public liability laws and similar legislation;

                  (d) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of Debt), statutory obligations, and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

                  (e) Liens securing taxes, assessments or charges or levies of any Governmental Authority or the claims of growers, materialmen, mechanics, carriers, warehousemen, landlords and other like Persons; provided, that (i) with respect to Liens securing taxes, such taxes are not yet due and payable, (ii) with respect to Liens securing claims or demands of growers, materialmen, mechanics, carriers, warehousemen, landlords and the like, such Liens are inchoate and unfiled and no other action has been taken to enforce the same and (iii) with respect to taxes, assessments or charges or levies of any Governmental Authority secured by such Liens, payment thereof is not at the time required by Section 7.2;

                  (f) zoning restrictions, easements, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title which do not materially impair the use of any material property in the operation of the business of the Borrower or any Material Subsidiary or the value of such property for the purpose of such businesses or which are being contested in good faith by appropriate proceedings;

                  (g) attachment, judgment or similar Liens arising in connection with court proceedings and the Brazilian Tax Assessment; provided, that the execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and the Borrower or such Material Subsidiary shall have set aside on its books, if required by GAAP, appropriate reserves for such Liens;

                  (h) any Lien  existing  on any asset of any Person at the time
         such  Person   becomes  a  Material   Subsidiary  and  not  created  in
         contemplation of such event;

                  (i) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Material Subsidiary and not created in contemplation of such event;

                  (j) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Material Subsidiary and not created in contemplation of such event;

                  (k) Liens given to secure Debt owing to life insurance companies (or affiliates thereof) issuing life insurance policies in connection with Split-Dollar Programs, incurred to finance non-scheduled premiums paid by the Borrower or its Subsidiaries under such policies pursuant to Split-Dollar Agreements executed in connection with the Split-Dollar Program which Debt does not exceed $10,000,000 in the aggregate, provided that in connection with any Split-Dollar Program such Liens shall be limited to the Borrower's right, title and interest in and to (i) the Split-Dollar Agreement and the Split-Dollar Assignment executed in connection with such Split-Dollar Program and (ii) the policy of life insurance assigned to the Borrower as collateral pursuant to such Split-Dollar Assignment;

                  (l) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section 8.1; provided, that the principal amount of such Debt is not increased and such Debt is not secured by any additional assets; and

                  (m) Liens not otherwise permitted by the foregoing paragraphs of this Section 8.1 securing Debt in an aggregate principal amount at any time outstanding not to exceed $500,000.

         Section 8.2       Debt.

         (a) The Borrower  shall not create,  assume or suffer to exist any Debt
(i) that is secured by any Lien that is not permitted by Section 8.1 or (ii) in the case of any Debt for borrowed money incurred or assumed after the Closing Date, if on the date of incurrence or assumption of such Debt after giving effect on a Pro Forma Basis to the incurrence or assumption of such Debt and to the concurrent retirement of any other Debt of the Borrower or any of its Subsidiaries, a Default or Event of Default would exist hereunder; provided, however, that the Borrower may renew, refinance or extend any Debt originally permitted to be incurred pursuant to this paragraph (a) so long as such renewed, refinanced or extended Debt is on terms and conditions no less favorable to the Borrower than the Debt originally issued (including, without limitation, any shortening of the final maturity or average life to maturity or requiring any payment to be made sooner than originally scheduled or any increase in the interest rate applicable thereto or any change to any subordination provision thereof).

         (b) The Borrower shall not permit any Subsidiary to create, assume or suffer to exist any Debt other than (i) purchase money Debt to the extent secured by Liens permitted by Section 8.1 and (ii) additional Debt, including Debt arising under any Guarantee permitted by Section 8.3, which in the aggregate does not exceed (x) $60,000,000 for Domestic Subsidiaries, and (y) $900,000,000 for Foreign Subsidiaries; provided, however, that this Section 8.2(b) shall not permit the incurrence or assumption of any Debt if on the date of incurrence or assumption of such Debt after giving effect on a Pro Forma Basis to the incurrence or assumption of such Debt and to the concurrent retirement of any other Debt of the Borrower or any of its Subsidiaries, a Default or Event of Default would exist hereunder.

         Section 8.3       Guarantees.

         The Borrower shall not, and shall not permit any Subsidiary to, create, assume or suffer to exist any Guarantee, other than (i) Guarantees which are incurred in the ordinary course of business for the purpose of carrying unsold tobacco inventories held against Confirmed Orders, (ii) other Guarantees incurred in the ordinary course of business so long as the aggregate outstanding amount of all obligations Guaranteed under this clause (ii) does not at any time exceed $250,000,000, (iii) Guarantees of the Guarantors pursuant to the Subsidiary Guaranty and (iv) Guarantees of the Guarantors of the Borrower's obligations under the Senior Indenture and the Senior Debt Securities.

         Section 8.4       Consolidations, Mergers and Sale of Assets.

         The Borrower shall not, and shall not permit any Material Subsidiary to, consolidate or merge with or into any other Person or sell, lease or otherwise transfer all or any substantial part of its assets to any other Person, except that:

                  (a) the Borrower may merge with another Person if (i) the Borrower is the corporation surviving such merger and (ii) immediately after giving effect to such merger on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (b) any Material Subsidiary may merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to the Borrower or to a Material Domestic Subsidiary (determined immediately thereafter) if, in connection with any such merger (i) either the Borrower or such Material Domestic Subsidiary is the surviving corporation and (ii) immediately after giving effect to such merger, sale, lease or other transfer on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (c) any Material Foreign Subsidiary may merge into or sell, lease or otherwise transfer all or substantially all of its assets to any other Foreign Subsidiary in which the Borrower, directly or indirectly, shall retain a proportionate equity interest equal to or greater than the equity interest of the Borrower in the merging
         Subsidiary if immediately after giving effect to such merger, sale, lease or other transfer on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (d) any Material Subsidiary may merge with another Person in connection with an Acquisition permitted by Section 8.5 if (i) such Material Subsidiary is the surviving corporation and (ii) following such Acquisition, the Borrower shall retain, directly or indirectly, a proportionate equity interest in such Material Subsidiary equal to or greater than the Borrower's equity interest immediately prior to such Acquisition;

                  (e) the Borrower may complete the orderly liquidation of its interests in Korean American Tobacco Company; and

                  (f) the Borrower or any Material Subsidiary may transfer its interests in any Foreign Subsidiary to one or more Wholly Owned Subsidiaries of the Borrower or such Material Subsidiary.

         Section 8.5       Acquisitions and Investments.

         The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, make any Acquisition or Investment, or enter into any agreement to make any Acquisition or Investment, except for:

                  (a) In addition to any Investments otherwise permitted by this
         Section 8.5, any Acquisition (other than a Hostile Acquisition) or Investment for consideration consisting of cash or cash equivalents, common stock of the Borrower (valued at the market value thereof as of the date of the issuance thereof), other securities or properties of the Borrower or any Subsidiary (valued in good faith by the Board of Directors of the Borrower), the assumption of any Debt (valued at the principal amount thereof), any other consideration (valued in good faith by the board of directors of the Borrower) or any combination of the foregoing; provided that the aggregate value of all such consideration for all Acquisitions and Investments of the Borrower and its Subsidiaries made during any fiscal year shall not exceed 10% of Consolidated Tangible Net Worth as of the most recent fiscal year end with respect to which the Administrative Agent and the Lenders shall have received the financial statements referred to in Section 7.1(a)(i).

                  (b) Investments in direct obligations of, or obligations Guaranteed as to principal and interest by, the United States government or any agency or instrumentality thereof maturing in one year or less from the date of acquisition thereof;

                  (c) Investments in deposits in (including money market funds of), or certificates of deposits or bankers' acceptances of, (i) any bank or trust company organized under the laws of the United States or any state thereof having capital and surplus in excess of $100,000,000,
         (ii) any international bank organized under the laws of any country which is a member of the OECD or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, or (iii) leading banks in a country where the Borrower or the Subsidiary making such Investment does business; provided, that all such Investments mature within 270 days of the date of such Investment; and provided, further, that all Investments pursuant to clause (iii) above are (A) solely of funds generated in the ordinary course of business by operations of Foreign Subsidiaries in the country where such Investment is made, and (B) denominated in the currency of the country in which such Investment is made or in Dollars;

                  (d) Investments in commercial paper maturing within 270 days and having one of the two highest ratings of either Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors' Service, Inc.;

                  (e) Investments in money market funds (other than those referred to in paragraph (c) above) that have assets in excess of $2,000,000,000, are managed by recognized and responsible institutions and invest solely in obligations of the types referred to in paragraphs
         (b) (c)(i) and (ii) and (d) above;

                  (f) Investments in Persons evidencing the deferred purchase price receivable of assets sold, leased or otherwise transferred in accordance with Section 8.4;

                  (g) Investments in the Borrower and any Material Domestic Subsidiary (determined immediately after such Investment);

                  (h) loans and advances in the ordinary course of its business to officers and employees of the Borrower or any Subsidiary of the Borrower in an amount consistent with past practice of the Borrower;

                  (i) loans and advances to growers and other suppliers of tobacco (including Affiliates) in the ordinary course of its business in an aggregate outstanding principal amount consistent with past practice of the Borrower;

                  (j)      Guarantees permitted by Sections 8.2 and 8.3;

                  (k) Investments in (i) direct noncallable obligations of, or obligations Guaranteed as to principal and interest by the United States government or any agency or instrumentality thereof, without regard to the maturity of such obligations, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any obligation of the United States government referred to in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any obligation of the United States government which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipts from any amount received by the custodian in respect of the United States government obligations or the specific payment of principal or interest of the United States government obligations evidenced by such depository receipts, where the sole purpose of such Investments is either the Legal Defeasance or the Covenant Defeasance of the outstanding Senior Debt Securities, as provided in the Senior Indenture;

                  (l) Investments made by any Foreign Subsidiary in the ordinary course of such Person's business, in connection with the financing of international trading transactions, in export notes, trade credit assignments, bankers' acceptances guarantees and instruments of a similar nature issued by (i) any commercial bank or trust company (or any Affiliate thereof) organized under the laws of the United States or any state having capital and surplus in excess of $100,000,000 or (ii) any international bank organized under the laws of any country which is a member of the OECD or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000;

                  (m) Investments by the Borrower in the Senior Debt Securities in connection with any purchase of the Senior Debt Securities by the Borrower, as required or permitted by the Senior Indenture, and otherwise permitted under this Agreement;

                  (n) Investments by the Borrower in the Subordinated Debt Securities in connection with any conversion or purchase of the Subordinated Debt Securities by the Borrower, as required or permitted by the Subordinated Indenture, and otherwise permitted under this Agreement; provided that the Borrower shall make no such Investment (other than a conversion of the Subordinated Debt Securities into stock of the Borrower) unless immediately after giving effect thereto on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (o) Transfers of interests in Foreign Subsidiaries to the extent permitted under Section 8.4(f); and

                  (p) Investments by a Foreign Subsidiary in any other Foreign Subsidiary.

         Section 8.6       Transactions with Other Persons.

         The Borrower shall not enter into any agreement with any Person whereby the Borrower shall agree to any restriction on the Borrower's right to amend or waive any of the provisions of this Agreement.

         Section 8.7       Transactions with Affiliates.

         The Borrower shall not, and shall not permit any Material Subsidiary to, enter into any transaction with any Affiliate of the Borrower or any such Material Subsidiary, except (a) as expressly permitted by this Agreement, or (b) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Material Subsidiary, provided that such transaction is upon fair and reasonable terms no less favorable to the Borrower or such Material Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Material Subsidiary.

         Section 8.8       Compliance with ERISA.

         The Borrower shall not, and shall not permit any Subsidiary or any ERISA Affiliate to, (a) terminate any Plan or withdraw from any Multiemployer Plan so as to result in any liability to the Borrower or any of its Subsidiaries in excess of $2,500,000, either singly or in the aggregate, (b) enter into any "prohibited transaction" (as defined in Section 4975 of the Code and in Section 406 of ERISA) which results in any liability to the Borrower or any of its Subsidiaries in excess of $2,500,000, either singly or in the aggregate, (c) cause any occurrence of any Reportable Event which results in any, liability to the Borrower or any of its Subsidiaries in excess of $2,500,000, either singly or in the aggregate, or (d) allow or suffer to exist any other event or condition known to the Borrower or any of its Subsidiaries which results in any liability to the Borrower or any of its Subsidiaries in excess of $2,500,000, either singly or in the aggregate, with respect to an "employee benefit plan" (as defined in Section 3(3) of ERISA), including a Plan.

         Section 8.9       Change in Structure.

         Except as expressly permitted by this Agreement, the Borrower shall not, and shall not permit any Material Subsidiary to, make any changes in its equity capital structure (including in the terms of its outstanding stock) that would reduce or impair the consolidated equity capital of the Borrower and its Material Subsidiaries immediately thereafter, or amend its certificate of incorporation or by-laws in any respect which is adverse to the interests of the Lenders, provided that, nothing herein shall limit or impair the right or ability of the Borrower or any of its Subsidiaries to issue stock.

         Section 8.10      Restrictions on Negative Pledges.

         The Borrower shall not, and shall not permit any Material Subsidiary to, enter into any indenture, agreement, instrument or other arrangement (other than the Senior Indenture) that (or modify any indenture, agreement, instrument or other arrangement such that it), directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the granting of Liens by the Borrower or any Material Subsidiary of the Borrower to the Administrative Agent for the benefit of the Lenders.

         Section 8.11      Limitation on Dividend Restrictions.

         The Borrower shall not, and shall not permit any Subsidiary to, enter into any agreement or otherwise become subject to any arrangement (except as may be required or imposed by any Requirement of Law in the case of a Foreign Subsidiary) which restricts or prohibits, in any manner whatsoever, the payment of dividends or any similar distribution from any Subsidiary to the Borrower or between or among the Subsidiaries.

         Section 8.12      Payments of Subordinated Debt Securities.

         If any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, the Borrower shall not, and shall not permit any Subsidiary to, make (or give any notice with respect thereto) any payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund,  refinance or exchange of any Indebtedness (including interest and fees) arising under the Subordinated Indenture and the Subordinated Debt Securities; provided that the Borrower shall at all times be permitted to convert the Subordinated Debt Securities into stock of the Borrower as required or permitted by the Subordinated Indenture, and otherwise permitted under this Agreement.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

         Section 9.1       Events of Default.

         Any one or more of the following events shall constitute an event of default hereunder ("Events of Default"):

                  (a) Non-Payment. The Borrower shall fail to pay (i) when due, any amount of principal of any Advance, (ii) within three (3) days after the same shall become due, any interest or fee payable hereunder or pursuant to any other Loan Document or (iii) within three (3) days after written demand therefor from the Administrative Agent or any Lender, any other amount payable hereunder or pursuant to any other Loan Document; or

                  (b) Specific Covenants. The Borrower shall fail to observe or perform any covenant contained in Articles VI, VII or VIII; provided, that, with respect to a failure to observe or perform the covenants set forth in Sections 7.1(g), 7.1(k), 7.1(l), 7.3, or 7.6, such failure shall continue for fifteen (15) days or more after written notice thereof to the Borrower from the Administrative Agent or any Lender; or

                  (c) Other Covenants. The Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document (other than those covered by Section 9.1(a) or (b)) for thirty (30) days or more after written notice thereof has been given to the Borrower by the Administrative Agent or the Required Lenders; or

                  (d) Representation or Warranty. Any representation, warranty, certification or statement made by the Borrower or any Material Subsidiary in this Agreement, any other Loan Document or in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed to have been made; or

                  (e) Cross-Default. Without limiting the terms of Section 9.1(n) or Section 9.1(o), the Borrower or any of its Subsidiaries (i) shall fail to make any payment in respect of any Debt when due (beyond the period of grace, if any, and whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) which Debt is in an aggregate principal amount of $10,000,000 or more; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Debt, and such failure shall continue after the applicable grace or notice period, if any, specified in the document relating thereto if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Debt or beneficiary or beneficiaries of such Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Debt to be declared to be due and payable prior to its stated maturity or cash collateral in respect thereof to be demanded; or

                  (f) Insolvency; Voluntary Proceeding. The Borrower or any of its Material Subsidiaries shall (i) generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) commence any Insolvency Proceeding with respect to itself; or (iii) take any action to effectuate or authorize any of the foregoing or the Borrower or any of its Material Subsidiaries shall voluntarily cease to conduct its business in the ordinary course except, in the case of Material Subsidiaries, as expressly permitted by the terms of Section 8.4 of this Agreement; or

                  (g) Involuntary  Proceeding.  (i) Any  involuntary  Insolvency
         Proceeding shall be commenced or filed against the Borrower or any of its Material Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, shall be issued or levied against all or a substantial part of the Borrower or any of its Subsidiaries' assets, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Borrower or any of its Material Subsidiaries shall admit the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) shall be ordered in any Insolvency Proceeding; or (iii) the Borrower or any of its Material Subsidiaries shall acquiesce in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its assets or business; or

                  (h) ERISA Event. Any ERISA Event shall have occurred with respect to a Plan and, thirty (30) days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender,
         (i) such ERISA Event shall still exist and (ii) the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or, in the case of a Plan with respect to which an ERISA Event described in clauses (iii) through (vi) of the definition of ERISA Event shall have occurred and then exist, the liability related thereto) exceeds $2,500,000; or

                  (i) Withdrawal Liability. The Borrower, any of its Subsidiaries or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal
         Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower, any of its Subsidiaries or any ERISA Affiliate as Withdrawal Liability (determined as of the date of such notification), exceeds $2,500,000; or

                  (j) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate, a liability (not fully covered by independent third-party insurance) as to any single transaction or series of related transactions, incidents or conditions, of $10,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of forty-five (45) days after the entry thereof; or

                  (k) Non-Monetary Judgments. Any non-monetary judgment, order or decree shall be rendered against the Borrower or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of forty-five (45) days after the entry thereof; or

                  (l) Change of Control. There shall occur any Change of Control; or

                  (m) Guarantor Defaults. Any of the Guarantors shall fail in any material respect to perform or observe any term, covenant or agreement in the Subsidiary Guaranty and such failure shall not be remedied within any applicable cure period set forth therein; or the Subsidiary Guaranty shall for any reason be partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise cease to be in full force and effect, or any of the Guarantors shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder; or

                  (n) Senior Debt Securities. The occurrence and continuation of any Event of Default under and as defined in the Senior Indenture; or

                  (o)   Subordinated   Debt   Securities.   The  occurrence  and
         continuation of any Event of Default under and as defined in the Subordinated Indenture; or

                  (p) Ownership of Guarantors.  Except as otherwise permitted in
         Section 8.4, the Borrower shall cease to own and control, both beneficially and of record, (i) one hundred percent (100%) of the outstanding voting securities of any of the Guarantors other than Florimex or (ii) at least seventy percent (70%) of the outstanding voting securities of Florimex; or

                  (q) Material Adverse Effect. There shall occur a Material Adverse Effect as determined by the Required Lenders and such condition shall continue fifteen (15) days or more after written notice thereof to the Borrower from the Administrative Agent or the Required Lenders.

         Section 9.2       Remedies.

          If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required
Lenders:

                  (a) declare the  Commitment of each Lender to make Advances to
         be  terminated,   whereupon  such   Commitments   shall   forthwith  be
         terminated;

                  (b) declare the unpaid principal amount of all the Notes, all interest accrued and unpaid thereon, and all other Obligations payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

                  (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided,  however, that upon the occurrence of any event specified in paragraph
(f) or (g) of Section 9.1 above, the obligation of each Lender to make Advances shall automatically terminate and the unpaid principal amount of the Notes and all interest and other Obligations as aforesaid shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, or any further act of the Administrative Agent or any Lender.


                                    ARTICLE X

             ADMINISTRATIVE AGENT, DOCUMENTATION AGENT AND CO-AGENTS

         Section 10.1      Authorization and Action.

         Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and each other Loan Document as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes and the Subsidiary Guaranty), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, any other Loan Document or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Documentation Agent and the Co-Agents, in their respective capacities as such, shall not have any duties or obligations whatsoever under this Agreement, the Notes, the Subsidiary Guaranty or any of the other Loan Documents.

         Section 10.2      Administrative Agent's Reliance, etc.

         Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender who is the payee of the Note and an Eligible Assignees as assignee as provided herein; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken, in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Loan Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of the Borrower or any Guarantor or to inspect the property (including the books and records) of the Borrower or any Guarantor; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         Section 10.3      NationsBank, FUNB, Rabobank, SocGen and Affiliates.

         With respect to its Commitment, the Advances made by it and the Note issued to it, each of NationsBank, FUNB, Rabobank and SocGen shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, Documentation Agent or a Co-Agent, as appropriate; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include NationsBank, FUNB, Rabobank and SocGen in their individual capacities. NationsBank, FUNB, Rabobank and SocGen and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures for, and generally engage in any kind of business with, the Borrower, the Guarantors, any of their Subsidiaries or Affiliates and any Person who may do business with or own securities of the Borrower, the Guarantors, or any such Subsidiaries or Affiliates, all as if NationsBank were not the Administrative Agent, FUNB were not the Documentation Agent and Rabobank and SocGen were not the Co-Agents and without any duty to account therefor to the Lenders.

         Section 10.4      Lender Credit Decision.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.4 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         Section 10.5      Indemnification.

         The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective Commitment Percentages of each Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or any of the other Loan Documents; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Commitment Percentage of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.

         Section 10.6      Successor Administrative Agent.

          The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation or the Required Lenders, removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender or a commercial bank organized or licensed under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under each of the other Loan Documents. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

         Section 10.7      Notice of Default.

` The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default unless the Administrative Agent has received notice from a Lender or the Borrower or any Guarantor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to any such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders subject to the requirements of this Agreement that certain actions be taken only with the consent of a specified percentage of the Lenders.

         Section 10.8      Administrative Agent's Fee.

         The Borrower shall pay the Administrative Agent a fee in such amounts and at such times as previously agreed upon by the Administrative Agent and the Borrower pursuant to the Fee Letter.


                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1      Notices.

         All notices and other communications provided for hereunder shall be in writing (including telecopier, provided, however that any telecopied notices or communications shall be confirmed by delivery of the manually-signed original of any such notice or communication by first-class mail, postage prepaid, postmarked no later than five (5) Business Days after the date of any such telecopied notice or communication) and mailed, or delivered, if to the Borrower, at its address at 512 Bridge Street, Danville, Virginia 24543,
Attention: James A. Cooley, Vice President and Treasurer, Telecopier No. (804) 791-0349; if to any Lender, at its address for notices specified on its signature page hereto or its notice address specified in the Assignment and Acceptance pursuant to which it became a Lender; if to the Administrative Agent, at its address at NationsBank, N.A., 1111 E. Main Street, 4th Floor Pavilion, Richmond, Virginia 23277-0001, Attention: Hugh S. Miles, III, Telecopier No.
(804) 788-3669; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails postage prepaid, confirmed by electronic confirmation, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Articles II, III or X shall not be effective until received by the Administrative Agent.

         Section 11.2      No Waivers.

         No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise or any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 11.3      Expenses; Indemnity.

         (a) The Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent, including fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement and the Notes, any waiver or consent hereunder and thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder and thereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender, including reasonable fees and disbursements of counsel (including staff counsel), in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom.

         (b) In addition to any other indemnity provided for herein or in any other Loan Document, the Borrower hereby indemnifies the Administrative Agent, the Documentation Agent, the Co-Agents and each Lender and their respective shareholders, directors, agents, officers, subsidiaries and affiliates (each, an "Indemnified Party") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and expenses of counsel) which may be imposed on, incurred by, or asserted against any Indemnified Party in, or in connection with the preparation for a defense of, any litigation, proceeding or investigation or claim instituted or conducted by any Governmental Authority or any other Person (other than the Borrower) with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or any of the other Loan Documents contemplated hereby, whether or not any Indemnified Party is a party thereto, except to the extent that any of the foregoing is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party or the violation by such Indemnified Party of any latter regulation in the conduct of its business. Additionally, the Borrower hereby indemnifies the Indemnified Parties and agrees to defend and hold the
Indemnified Parties harmless from and against any and all losses, damages (including, without limitation, consequential damages), costs, claims, liabilities, actions, judgments, actions, suits, disbursements, obligations, claims, penalties, fees, injuries or expenses of whatever kind or nature (including, without limitation, reasonable counsel fees and costs), which any Indemnified Party may sustain or incur in connection with any Environmental Claim asserted against any Indemnified Party in connection with or relating to
(i) the Borrower's or any of its Subsidiaries, premises, including, without limitation, any real or other property now or formerly owned, operated, leased or used by the Borrower, any of its Subsidiaries or any of their respective predecessors; or (ii) the Borrower's, any of its Subsidiaries, or any of their respective predecessors, operations, whether such operations took place before or after the date of this Agreement, except to the extent that any of the foregoing is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party. The indemnification in this Section 11.3 shall survive termination of this Agreement and the other documents executed in connection herewith as well as the payment of all Notes.

         Section 11.4      Amendments, etc.

         Any provision of this Agreement, the Notes or any other Loan Document (other than the Fee Letter, which may be amended only in accordance with the terms thereof) may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent; provided, that no such amendment or waiver shall, unless signed by all the Lenders, (a) increase or extend the Commitment of any Lender or subject any Lender to any additional obligation, (b) reduce the principal of or rate of interest on any Advance or any fees payable hereunder, (c) postpone the date fixed for any payment of principal of or interest on any Advance or any fees payable hereunder, (d) change the provisions of this Section 11.4, the definition of "Required Lenders", or otherwise change the percentage of Lenders required to take any action hereunder or under the Loan Documents, (e) release the Borrower from its Obligations, or (f) except in connection with a disposition of the stock or assets of a Guarantor permitted pursuant to the terms of this Agreement (or otherwise consented to by the Required Lenders), release all or substantially all of the Guarantors from their obligations under the Subsidiary Guaranty.

         Section 11.5      Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or delegate any of its duties under this Agreement and that no Lender may assign or otherwise transfer any of its rights hereunder, except as specifically provided herein.

         (b) Each Lender may (and, so long as no Event of Default has occurred and is continuing, at the election of the Borrower given pursuant to Section 3.8 any Lender shall) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it), with the consent of the Administrative Agent and the Borrower, which consent shall not unreasonably be withheld or delayed; provided, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations of such Lender under the Advances made by such Lender and the
Commitment held by such Lender, (ii) unless waived in writing by the Administrative Agent and the Borrower, the amount of the Commitment of an assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, except that in the case of an assignment to an existing Lender the amount of the Commitment being assigned may be less than $5,000,000 if the assigning Lender is assigning its entire Commitment or is retaining a Commitment of not less than $5,000,000, and (iii) each such assignment shall be to an Eligible Assignee. Prior to effecting any such assignment, the assigning Lender shall give the Administrative Agent reasonable notice of its intent to do so, requesting that the Administrative Agent seek the consent of the Borrower required by this Section 11.5(b) and demonstrating that, if such consent is obtained, the proposed assignment will otherwise conform to the requirements of this Section 11.5(b). The Administrative Agent shall, as promptly as is reasonably practicable after receipt of such notice, notify such Lender whether such consent has been obtained. If such consent has been obtained, the parties to such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with any Note subject to such assignment and an administrative fee of $3,500, no later than five (5) Business Days prior to the effective date of any such assignment. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (c) The Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Documentation Agent, the Co-Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Guarantors or the performance or observance by the Borrower or any of the Guarantors of any of its Obligations; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under, this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers, under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto (or such other form as shall be acceptable to the Administrative Agent), (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note payable to such Eligible Assignee in an amount equal to the outstanding principal balance of the ratable Commitment assigned to it pursuant to such Assignment and Acceptance, and, if the assigning Lender has retained a portion of the Commitment hereunder, a new Note payable to the assigning Lender in an amount equal to the ratable portion of the Commitment retained by it hereunder, as the case may be. Such new Note shall be in an aggregate principal amount equal to the aggregate Commitment of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A, hereto.

         (f) Each Lender may sell participations to one or more banks or (other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, the Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and
directly  with  such  Lender  in  connection   with  such  Lender's  rights  and
obligations under this Agreement, and (v) such Lender shall notify the Administrative Agent of any such sale promptly after the making thereof, specifying the purchaser and the interest purchased, and the Administrative Agent shall forward a copy of such notice to the Borrower. Notwithstanding any other provision of this Agreement, no sale or existence of any participation shall increase any amount payable by the Borrower pursuant to Article III hereof.

         (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.5, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower and the Subsidiaries furnished to such Lender by or on behalf of the Borrower or the Subsidiaries; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower and its Subsidiaries received by it from such Lender in a writing containing substantially the terms of Section 11.12.

         (h) Notwithstanding any other provision set forth in this Agreement which may be to the contrary, any Lender may at any time (i) assign all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note held by it) to any Affiliate of such Lender, subject to the proviso of the definition of "Eligible Assignee" (with written notice to the Borrower and the Administrative Agent) and (ii) create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board.

         (i) The Administrative Agent and the Borrower may, for all purposes of this Agreement, treat any Lender as the holder of any Note drawn to its order (and owner of the Advances evidenced thereby) until written notice of assignment, transfer or participation shall have been received by them.

         (j) If any Reference Lender assigns or otherwise transfers its Note other than pursuant to paragraph (h) above to any unaffiliated institution, the Administrative Agent shall, in consultation with the Borrower, appoint another Lender to act as a Reference Lender hereunder; provided that in no event shall there be more than three (3) Reference Lenders at any given time.

         Section 11.6      Right of Set-off.

          Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 9.2 to authorize the Administrative Agent to declare the Notes due and payable, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the other Loan Documents, whether or, not such Lender shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.6 are in addition to other rights and remedies (including, without limitation, other rights; of set-off) which such Lender may have.

         Section 11.7      CONSENT TO JURISDICTION.

         (a) THE BORROWER, IN RESPECT OF ITSELF AND ITS PROPERTIES, REPRESENTS THAT IT IS SUBJECT TO (AND HEREBY IRREVOCABLY SUBMITS TO) THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         (b) THE BORROWER IRREVOCABLY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN PARAGRAPH (a) OF THIS
SECTION 11.7 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED AIR MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDRESS OF THE BORROWER SPECIFIED IN OR DESIGNATED PURSUANT TO SECTION 11.1. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE AND AGREES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THAT SAID SERVICE (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE BORROWER.

         The foregoing provisions shall not limit the right of any Lender, the Administrative Agent or any other party hereto to serve process in any other manner permitted by law or limit the right of any Lender, the Administrative Agent or other party hereto to bring any suit, action or proceeding or to obtain execution on any judgment rendered in any suit, action or proceeding in any other appropriate jurisdiction or in any other matter.

         Section 11.8      VIRGINIA LAW.

         THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

         Section 11.9      Counterparts; Effectiveness.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Administrative Agent shall have received (i) counterparts hereof signed by all parties and (ii) the fees referred to in Section 4.1(d). In the case of the Lenders only, such execution may be evidenced by the execution and delivery of signature pages by facsimile transmission to the Administrative Agent together with a letter addressed to the Administrative Agent confirming that the original executed signature pages will be delivered to the Administrative Agent by a reputable overnight courier service.

         Section 11.10     WAIVER OF JURY TRIAL.

         TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 11.11     Termination of Existing Credit Agreement.

         By joining in the execution and delivery of this Agreement, each of the Lenders who is a party to that certain Credit Agreement, dated as of March 15, 1996, by and among the Borrower, the Lenders listed therein, the Administrative Agent and Bank of America, National Trust and Savings Association, Crestar Bank and FUNB, as Co-Agents thereunder, as amended by that certain letter agreement dated as of March 14, 1997, hereby irrevocably waives all requirements for prior notice of the termination of its respective commitments thereunder and hereby agrees with the Borrower that the foregoing credit agreement shall terminate on the effective date of this Agreement provided for in Section 11.9 and shall be of no further force or effect thereafter (except for any indemnification provisions thereof which shall survive in accordance with the terms of such agreement).

         Section 11.12     Confidentiality.

The Administrative Agent, the Documentation Agent, the Co-Agents and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Administrative Agent, the Documentation Agent, any such Co-Agent or any such Lender by or on behalf of the Borrower or any Subsidiary (whether before or after the Closing Date) which relates to the Borrower or any Subsidiary (the "Information"). Notwithstanding the foregoing, the Administrative Agent, the Documentation Agent, each Co-Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in connection with its participation in any of the transactions evidenced by this Agreement or any other Loan Documents or the administration of this Agreement or any other Loan Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Administrative Agent, the Documentation Agent, such Co-Agent or such Lender on a non-confidential basis from a source other than the Borrower or any Subsidiary or (C) was available to the Administrative Agent, the Documentation Agent, such Co-Agent or such Lender on a non-confidential basis prior to its disclosure to the Administrative Agent, the Documentation Agent, the Co-Agent or such Lender by the Borrower or any Subsidiary; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Borrower to be bound by the terms of this Section 11.12; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 11.12 shall obligate the Administrative Agent, the Documentation Agent, any Co-Agent or any Lender to return any materials furnished by the Borrower or any Subsidiary.

F:\DOCS\DJQ\BANKING\254706_8.DOC




F:\DOCS\DJQ\BANKING\254706_8.DOC
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                "BORROWER"


                                DIMON INCORPORATED


                                By________________________________
                                Name:    James A. Cooley
                                Title:   Senior Vice President and Treasurer

                                and


                                By_______________________________
                                Name:    John O. Hunnicutt, III
                                Title:   Vice President and Secretary

                                ADDRESS FOR NOTICES:

                                512 Bridge Street
                                P.O. Box 681
                                Danville, Virginia 24543
                                Telecopier No.: (804) 791-0415

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


ADMINISTRATIVE AGENT:      NATIONSBANK, N.A., as Administrative Agent


                            By________________________________
                            Name:    Hugh S. Miles, III
                            Title:   Executive Vice President


DOCUMENTATION AGENT:        FIRST UNION NATIONAL BANK,
                            as Documentation Agent


                            By________________________________
                            Name:
                            Title:


CO-AGENTS:                  COOPERATIEVE CENTRALE RAIFFEISEN-
                            BOERENLEENBANK B.A., "RABOBANK
                            NEDERLAND," NEW YORK BRANCH,
                            as Co-Agent

                            By________________________________
                            Name:
                            Title:

                            By________________________________
                            Name:
                            Title:


                            SOCIETE GENERALE, as Co-Agent


                            By________________________________
                            Name:
                            Title:

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


                            "LENDERS"

COMMITMENT                  NATIONSBANK, N.A.
$60,000,000.00

                            By________________________________
                            Name:    Hugh S. Miles, III
                            Title:   Executive Vice President


                            Domestic and Eurodollar Lending Offices

                            4th Floor Pavilion
                            1111 E. Main Street
                            Richmond, Virginia 23277-0001

                            Address for Notices

                            4th Floor Pavilion
                            1111 E. Main Street
                            Richmond, Virginia 23277-0001

                            Attention:  Mr. Hugh S. Miles, III
                            Telecopier No.: (804) 788-3669

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 BANK OF AMERICA NT & SA
$25,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            1850 Gateway Boulevard
                            Concord, California 94520

                            Attention: Ms. Louise Hosey
                            Telecopier No.: (510) 675-7531

                            Address for Notices

                            231 South LaSalle Street, 9th Floor
                            Chicago, Illinois 60697

                            Attention: Mr. William Barnett
                            Telecopier No.: (312) 978-1276

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 CRESTAR BANK
$30,000,000.00

                            By________________________________
                            Name:
                            Title:

                            Domestic and Eurodollar Lending Offices

                            919 East Main Street
                            Richmond, Virginia 23219

                            Address for Notices

                            P.0. Box 26665
                            Richmond, Virginia 23261-6665

                            Attention:  Ms. Shirley P. Elliott
                            Telecopier No.: (804) 782-5413

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 FIRST UNION NATIONAL BANK
$55,000,000.00

                            By________________________________
                            Name:
                            Title:

                            Domestic and Eurodollar Lending Offices

                            201 South Jefferson Street, (VA-7441)
                            Roanoke, Virginia 24011

                            Attention: Ms. Susan K. Doyle
                            Telecopier No.: (540) 561-5262

                            Address for Notices

                            First Union National Bank
                            201 South Jefferson Street (VA-7441)
                            Roanoke, Virginia 24011

                            Attention: Ms. Susan K. Doyle
                            Telecopier No.: (540) 561-5262

                            With a copy to:

                            First Union National Bank
                            201 South Jefferson Street (VA-7234)
                            Roanoke, Virginia 24011

                            Attention:  Mr. Stewart H. Marley
                            Telecopier No.: (540) 561-5478

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 COOPERATIEVE CENTRALE RAIFFEISEN-
$45,000,000.00              BOERENLEENBANK B.A., "RABOBANK
                            NEDERLAND," NEW YORK BRANCH

                            By________________________________
                            Name:
                            Title:

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            245 Park Avenue, 39th Floor
                            New York, New York 10167

                            Attention: Ms. Brenda Lyew
                            Telecopier No.: (212) 916-7930

                            Address for Notices

                            245 Park Avenue
                            New York, New York 10167

                            Attention: Corporate Services Department
                            Telecopier No.: (212) 818-0233

                            With a copy to:

                            1201 West Peachtree Street, Suite 3450
                            Atlanta, Georgia 30309

                            Attention: Mr. Theodore Cox
                            Telecopier No.: (404) 877-9150

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 SIGNET BANK
$15,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            800 East Main Street
                            Richmond, Virginia 23219

                            Address for Notices

                            P.O. Box 25970
                            Richmond, Virginia 23219

                            Attention: Mr. J. Charles Link
                            Telecopier No.: (804) 771-7151

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 WACHOVIA BANK, N.A.
$25,000,000.00

                            By________________________________
                            Name:
                            Title:

                            Domestic and Eurodollar Lending Offices

                            227 Fayetteville Street Mall
                            Raleigh, North Carolina 27602

                            Attention: Ms. Beth Duffy
                            Telecopier No.: (919) 755-7826

                            Address for Notices

                            227 Fayetteville Street Mall
                            Raleigh, North Carolina 27602

                            Attention: Mr. Keith A. Sherman
                            Telecopier No.: (919) 755-7826

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 SOCIETE GENERALE
$45,000,000.00

                            By________________________________
                            Name:
                            Title:

                            Domestic and Eurodollar Lending Offices

                            2001 Ross Avenue, Suite 4800
                            Dallas, Texas 75201

                            Attention:  Ms. Meredith Carlisle
                            Telecopier No.: (214) 754-0171

                            Address for Notices

                            303 Peachtree Street N.E., Suite 30308
                            Atlanta, Georgia 30308

                            Attention: Mr. Jerome Jacques
                            Telecopier No.: (404) 865-7419

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY
$25,000,000.00

                            By________________________________
                            Name:
                            Title:

                            Domestic and Eurodollar Lending Offices

                            1251 Avenue of the Americas
                            New York, New York 10020-1104

                            Telecopier No.: (201) 413-8225

                            Address for Notices

                            Suite 701
                            2000 K Street, N.W.
                            Washington, D.C. 20006

                            Attention: Mr. Michael Brick
                            Telecopier No.: (202) 293-3416

                            With a copy to:

                            North American Legal & Public Affairs Office
                            1251 Avenue of the Americas
                            New York, New York 10020-1104

                            Attention: Mr. Harry McLachlin

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 ABN AMRO BANK N.V. NEW YORK BRANCH
$15,000,000.00

                            By________________________________
                            Name:
                            Title:

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            500 Park Avenue
                            Commodities Department
                            New York, New York 10022

                            Attention: Mr. Shameem Quadree
                            Telecopier No.: (212) 446-4164

                            Address for Notices

                            500 Park Avenue
                            Commodities Department
                            New York, New York 10022

                            Attention: Mr. Richard West
                            Telecopier No.: (212) 688-5815

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 THE BANK OF NOVA SCOTIA
$15,000,000.00

                            By______________________________
                            Name:  J.R. Trimble
                            Title:  Senior Relationship Manager


                            Domestic and Eurodollar Lending Offices

                            One Liberty Plaza, 26th Floor
                            New York, New York 10006

                            Attention: Ms. Tilsa Cora
                            Telecopier No.: (212) 225-5145

                            Address for Notices

                            One Liberty Plaza, 26th Floor
                            New York, New York 10006

                            Attention: Mr. Frank Vidal
                            Telecopier No.: (212) 225-5090

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 THE SUMITOMO BANK, LIMITED,
$15,000,000.00              NEW YORK BRANCH


                            By______________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            277 Park Avenue
                            New York, New York 10172

                            Attention: Ms. Thierry Le Jouan
                            Telecopier No.: (212) 224-5197

                            Address for Notices

                            277 Park Avenue
                            New York, New York 10172

                            Attention: Mr. Gregory Aptman
                            Telecopier No.: (212) 224-5188

                            With a copy to:

                            277 Park Avenue
                            New York, New York 10172

                            Attention: Ms. Christine Bonifacic
                            Telecopier No.: (212) 224-5197

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 BAYERISCHE VEREINSBANK AG,
$25,000,000.00              NEW YORK BRANCH


                            By________________________________
                            Name:
                            Title:

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            335 Madison Avenue
                            New York, New York 10017

                            Attention: Ms. Evelyn Hole
                            Telecopier No.: (212) 880-9724

                            Address for Notices

                            Trade Finance
                            Madison Avenue
                            New York, New York 10017

                            Attention: Mr. William Schwarze
                            Telecopier No.: (212) 880-9724

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 BANQUE FRANCAISE DU COMMERCE EXTERIEUR
$15,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            645 Fifth Avenue, 20th Floor
                            New York, New York 10022

                            Attention: Ms. Nicole Vipperman
                            Telecopier: (212) 872-5045


                            Address for Notices

                            645 Fifth Avenue, 20th Floor
                            New York, New York 10022

                            Attention: Mr. Alain Loisy
                            Telecopier: (212) 872-5045

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 CORESTATES BANK, N.A.
$15,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            P.O. Box 7618
                            Philadelphia, Pennsylvania  19101

                            Attention: Ms. Sharon Burgess
                            Telecopier No.: (215) 973-2045

                            Address for Notices

                            1345 Chestnut Street
                            FC-1-8-3-16
                            Philadelphia, Pennsylvania  19102

                            Attention: Mr. John D. Brady
                            Telecopier No.: (215) 973-6745

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.
$10,000,000.00

                            By________________________________
                            Name:
                            Title:


                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            245 Park Avenue, 35th Floor
                            New York, New York 10167

                            Attention: Ms. Gabriele Acerbi
                            Telecopier No.: (212) 599-5303


                            Address for Notices

                            245 Park Avenue, 35th Floor
                            New York, New York 10167

                            Attention: Ms. Luca Sacchi
                            Telecopier No.: (212) 599-5303

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 STANDARD  CHARTERED BANK
$15,000,000.00

                            By________________________________
                            Name:
                            Title:

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            7 World Trade Center
                            New York, New York 10048

                            Attention: Mr. Larry Fitzgerald
                            Telecopier: (212) 667-0568

                            Address for Notices

                            7 World Trade Center
                            New York, New York 10048

                            Attention: Ms. Nancy L. Obler
                            Telecopier: (212) 667-0780

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 BANCA MONTE DEI PASCHI DI SIENA S.P.A.
$15,000,000.00

                            By________________________________
                            Name:
                            Title:


                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            245 Park Avenue, 26th Floor
                            New York, New York 10167

                            Attention: Ms. Mei Tam
                            Telecopier No.: (212) 557-8111

                            Address for Notices

                            245 Park Avenue, 26th Floor
                            New York, New York 10167

                            Attention: Mr. Robert E. Woods
                            Telecopier No.: (212) 557-8111

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 CREDIT LYONNAIS ATLANTA AGENCY
$25,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            303 Peachtree Street NE, Suite 4400
                            Atlanta, Georgia 30308

                            Attention: Ms. Lisa Cline
                            Telecopier No.: (404) 584-5249


                            Address for Notices

                            303 Peachtree Street NE, Suite 4400
                            Atlanta, Georgia 30308

                            Attention: Mr. Kevin Murphy
                            Telecopier No.: (404) 584-5249

[Signature  Page to  Credit  Agreement  dated as of June 27,  1997  among  DIMON
Incorporated, as Borrower, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and the lenders listed on the signature pages thereof, as Lenders]


COMMITMENT:                 THE SANWA BANK, LIMITED, ATLANTA AGENCY
$10,000,000.00

                            By________________________________
                            Name:
                            Title:


                            Domestic and Eurodollar Lending Offices

                            Park Avenue Plaza
                            55 East 52nd Street
                            New York, New York 10055

                            Attention: Ms. Renko Hara
                            Telecopier: (212) 754-2368

                            Address for Notices

                            133 Peachtree Street NE, Suite 4950
                            Georgia-Pacific Center
                            Atlanta, Georgia 30303

                            Attention:  Mr. William M. Plough
                            Telecopier: (404) 589-1629

                                  SCHEDULE 1.1

         Commencing on the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, the Applicable Margin applicable to Eurodollar Rate Advances shall be determined (subject to adjustment as set forth in the definition of "Applicable Margin") based upon the ratings of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") for the Borrower's senior, unsecured, non-credit enhanced long term indebtedness for money borrowed ("Index Debt"). The Applicable Margin shall be the rate per annum set forth opposite the applicable rating or ratings category (each a "Category") below:

               Ratings Applicable to Index Debt           Applicable Margin
               --------------------------------           -----------------

                      CATEGORY 1
                      ----------

                  BBB or higher by S&P
                  Baa2 or higher by Moody's                     .40%

                      CATEGORY 2
                      ----------

                  BBB- by S&P
                  Baa3 by Moody's                               .50%

                      CATEGORY 3
                      ----------

                  BB+ by S&P
                  Ba1 by Moody's                                .70%

                      CATEGORY 4
                      ----------

                  BB by S&P
                  Ba2 by Moody's                                .80%

                      CATEGORY 5
                      ----------

                  BB- or lower by S&P
                  Ba3 or lower by Moody's                      1.00%

For purposes of the foregoing, if the ratings established by Moody's and S&P shall fall within different Categories, then (a) if the ratings established by Moody's and S&P differ by only one Category, the rating in the numerically higher (or inferior) Category shall be disregarded or (b) if the ratings established by Moody's and S&P differ by more than one Category, the Applicable Margin will be determined by reference to the numerically highest (or most inferior) Category falling between such different Categories. If any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), the corresponding change in the Applicable Margin shall be effective as of the date on which such changed rating is first announced by the applicable rating agency. If the rating system of either Moody's or S&P shall change during the term of this Agreement, the Borrower and the Required Lenders, acting through the Administrative Agent, shall negotiate in good faith to amend the references to specific ratings in this Schedule 1.1 to reflect such changes in the rating system.

Each change in the Applicable Margin shall apply to all Eurodollar Rate Advances that are outstanding at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

                                  SCHEDULE 2.10

         Commencing on the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, the commitment fees pursuant to Section 2.10 (the "Fee Rate") shall be based upon the ratings of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") for the Borrower's senior, unsecured, non-credit enhanced long term indebtedness for money borrowed ("Index Debt"). The Fee Rate shall be the rate per annum set forth opposite the applicable rating or ratings category (each a "Category") below:

                 Ratings Applicable to Index Debt              Fee Rate
                 --------------------------------              --------

                      CATEGORY 1
                      ----------

                  BBB or higher by S&P
                  Baa2 or higher by Moody's                     .15%

                      CATEGORY 2
                      ----------

                  BBB- by S&P
                  Baa3 by Moody's                               .1875%

                      CATEGORY 3
                      ----------

                  BB+ by S&P
                  Ba1 by Moody's                                .25%

                      CATEGORY 4
                      ----------

                  BB by S&P
                  Ba2 by Moody's                                .30%

                      CATEGORY 5
                      ----------

                  BB- or lower by S&P
                  Ba3 or lower by Moody's                      0.375%

For purposes of the foregoing, if the ratings established by Moody's and S&P shall fall within different Categories, then (a) if the ratings established by Moody's and S&P differ by only one Category, the rating in the numerically higher (or inferior) Category shall be disregarded or (b) if the ratings established by Moody's and S&P differ by more than one Category, the Fee Rate will be determined by reference to the numerically highest (or most inferior) Category falling between such different Categories. If any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), the corresponding change in the Fee Rate shall be effective as of the date on which such changed rating is first announced by the applicable rating agency. If the rating system of either Moody's or S&P shall change during the term of this Agreement, the Borrower and the Required Lenders, acting through the Administrative Agent, shall negotiate in good faith to amend the references to specific ratings in this Schedule 2.10 to reflect such changes in the rating system.

Each change in the Fee Rate shall apply to the calculation of the commitment fee pursuant to Section 2.10 on each day during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

                                                                    EXHIBIT A TO
                                                                CREDIT AGREEMENT

                            ASSIGNMENT AND ACCEPTANCE

                            Dated ____________, 19__


         Reference is made to the Credit Agreement dated as of June 27, 1997 (the "Credit Agreement") among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), NATIONSBANK, N.A., as administrative agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and COOPERATIEVE
CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH and SOCIETE GENERALE, as Co-Agents (the "Co-Agents"). Terms defined in the Credit Agreement are used herein with the same meaning.

         ______________________________  (the  "Assignor") and  ________________
(the "Assignee") agree as follows:

         The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof with respect to the percentage interest of the Aggregate Commitments specified in Section 1 of
Schedule 1 hereto and, to the extent of the interest conveyed herein, the Notes held by the Assignor. After giving effect to such sale and assignment, the amount of the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.

         The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement and the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes referred to in paragraph 1 above and requests that the Administrative Agent exchange such Notes for a new Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto, and if the Assignor retained any Commitment under the Credit Agreement, a new Note payable to the order of the Assignor in an amount equal to the Commitment so retained by the Assignor, all as specified in Section 3 of Schedule 1.

         The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (other than the Fee Letter), together with copies of the financial statements referred to in Section 5.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) agrees to be bound by the confidentiality provisions of Section 11.12 of the Credit Agreement; [and] (vii) specifies that its Domestic Lending Office (and address for notices) and Eurodollar Lending Office are the offices set forth beneath its name on the signature pages hereof [and] [(ix) attaches the IRS Form W-8, 4224 or 1001, as appropriate, or any successor form prescribed by the IRS, and provides the certificates, if any, as required by Section 3.5(f) of the Credit Agreement.](1)

         As consideration for the sale,  assignment and transfer contemplated by
Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date (as defined below) in immediately available funds an amount equal to $__________________________, representing the principal amount of Advances assigned hereunder on the Effective Date (as defined below).

         Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance (the "Effective Date") shall be the date specified in
Section 4 of Schedule 1; provided that the following conditions precedent have been satisfied on or before the Effective Date:

                  this Agreement shall have been executed and delivered by the Assignor and the Assignee;

                  the consent of the Borrower and the Administrative Agent required for an effective assignment of the Assignor's interest specified herein under Section 11.5 of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of such date;

                  the Assignee shall have paid to the Assignor all amounts due to the Assignor under this Agreement;

                  the Assignee  shall have  delivered the documents  required by
         Section 3 hereof, if applicable; and

                  the processing fee referred to in Section 8 hereof shall have been paid to the Administrative Agent.

         As of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         From and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         The Assignee and the Assignor have attached a check in the amount of $3,500 payable by the [Assignee] [Assignor] [Borrower] to the order of the Administrative Agent, or the Administrative Agent has received $3,500 by wire transfer of immediately available funds from the [Assignee] [Assignor] [Borrower], as a processing and recording fee in satisfaction of Section 11.5 of the Credit Agreement.

         THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

         This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule I hereto.

--------------------
    (1) Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

                                   SCHEDULE 1
                                       to
                            Assignment and Acceptance
                            Dated _____________, 19__


Section 1.  Percentage Interest of Aggregate
Commitments Purchased by Assignee:                                   __________%


Section 2.  Amount of:

         Assignee's Commitment:                                      $__________

         Aggregate Outstanding Principal Amount of
         Advances owing to the Assignee                              $__________


Section  3.

         A Note payable to the order of the Assignee

                  Dated:  _______________, 19__

                  Principal amount:

         A Note payable to the order of the Assignor

                  Dated: ________________, 19__

                  Principal amount:


Section 4.        Effective Date:                             ____________, 19__

                                            [NAME OF ASSIGNOR]

                                            By:
                                            Name:
                                            Title:


                                            [NAME OF ASSIGNEE]

                                            By:
                                            Name:
                                            Title:


                                            Assignee's  Domestic  Lending Office
                                            (and address for notices):
                                            ___________________________________

                                            ___________________________________

                                            Attention: ________________________


                                            Assignee's Eurodollar Lending
                                            Office:

                                            ___________________________________

                                            ___________________________________

                                            Attention: ________________________

Consented to this _____ day of ______________, 19__

DIMON INCORPORATED


By________________________________
Name:    James A. Cooley
Title:   Senior Vice President
         Treasurer

and


By_______________________________
Name:    John O. Hunnicutt, III
Title:   Vice President and Secretary

Accepted and consented to this _____ day of _______________, 19__

NATIONSBANK, N.A., as Administrative Agent

By: ________________________________
    Name:
    Title:

                                                                    EXHIBIT B TO
                                                                CREDIT AGREEMENT



                                    GUARANTY
                        (Material Domestic Subsidiaries)


         GUARANTY, dated as of June 27, 1997 (this "Guaranty"), made by certain subsidiaries of DIMON Incorporated, a Virginia corporation (the "Borrower"), now or hereafter becoming parties hereto (collectively, the "Guarantors"), in favor of NationsBank, N.A., as administrative agent (the "Administrative Agent"), the Lenders (as defined below) and all other Persons holding any of the Guaranty Obligations (as defined below).

                             PRELIMINARY STATEMENTS.

         Certain lenders (together with other lenders that may from time to time become parties thereto the "Lenders"), the Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, have entered into a Credit Agreement dated as of June 27, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) with the Borrower.

         Pursuant to the Credit Agreement, the Lenders have agreed to make Advances to the Borrower in accordance with the terms thereof.

         It is a condition precedent to the making of any Advance by the Lenders under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty.

         The Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, each Guarantor hereby agrees as follows:

         SECTION 1. Guaranty. Each Guarantor hereby jointly and severally, irrevocably and unconditionally, guarantees the due and punctual payment of all present and future indebtedness and other liabilities of the Borrower owing to the Administrative Agent, any Lender, any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, and their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with the Credit Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all principal, interest, charges, expenses, fees, attorneys, fees and disbursements and any other sum chargeable to the Borrower under the Credit Agreement, or any other Loan Document, whether at stated maturity, by acceleration or otherwise, and the performance of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents (such obligations being the "Guaranty Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations in enforcing any rights under this Guaranty without limiting the generality of the foregoing, to the fullest extent permitted by law, each Guarantor's liability shall extend to all amounts which constitute part of the Guaranty Obligations and would be owed by the Borrower under the Credit Agreement, the Notes and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. The foregoing guaranty shall be a guaranty of payment and not of collection merely.

         SECTION 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranty Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranty Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations, or whether the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes, the other Loan Documents or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, or any extension or renewal of, all or any of the Guaranty Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes or the other Loan Documents, including, without limitation, any increase in the Guaranty Obligations resulting from the extension of additional credit to the Borrower under the Credit Agreement or the Other Loan Documents;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release, or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranty Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranty Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranty Obligations or any other assets of the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranty Obligations is rescinded or must otherwise be returned by any of the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, notice of acceptance of this Guaranty, notice of any liability to which it may apply and any other notice with respect to any of the Guaranty Obligations, this Guaranty and any requirement that any of the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, any other Guarantor or any other person or entity or any collateral. Without limiting the generality of the foregoing provisions of this
Section 3, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss.ss. 26-7 through 26-9, inclusive.

         SECTION 4. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided, that such Guarantor shall not enforce any right or receive any payment by way of subrogation until all of the Guaranty Obligations shall have been paid in full and the Commitments have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights prior to the payment in full of the Guaranty Obligations and the termination of the Commitments, such amounts shall be held in trust for the benefit of the Administrative Agent, the Lenders and any other holder of the Guaranty Obligations and shall forthwith be paid on demand to the Administrative Agent to be credited and applied to the Guaranty Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guaranty Obligations existing.

         SECTION 5. Limitation of Guaranty Obligations. Anything herein to the contrary notwithstanding:

         (a) It is the intent of the Guarantors, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations that each Guarantor's maximum obligations hereunder (such Guarantor's "Maximum Guaranty Liability") shall not be in excess of (after giving effect to all rights of such Guarantor to contribution or subrogation provided herein):

                  (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code of 1978, 11 U.S.C. ss. 101 et. seq., as amended (the "Bankruptcy Code"), on or within one year from the date on which any of the Guaranty Obligations are incurred, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranty Obligations are incurred, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be voidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
         Section 544 of the Bankruptcy Code; or

                  (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Law"), the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under such other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive laws under which the possible avoidance or unenforceability of the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

         (b) To the end set forth in Section 5(a)(i), (ii) or (iii), but only to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under any Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for such obligations, or if the obligations of any Guarantor hereunder would render such Guarantor not Solvent as of the time any of the obligations of such Guarantor are deemed to have been incurred under such Avoidance Provisions, then the obligations of such Guarantor hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This Section 5(b) is intended solely to preserve the rights hereunder of the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations to the maximum extent that would not cause the obligations of the Guarantors hereunder to be subject to avoidance under any Avoidance Provisions, and no Guarantor nor any other Person shall have any right or claim under this Section 5(b) as against the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations that would not otherwise be available to such Person under the Avoidance Provisions.

         SECTION 6. Contribution Obligations. In the event that any Guarantor (the "Funding Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (each, a "Contributing Guarantor") hereby agrees to contribute to the Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such Payment or payments made, or losses suffered, by such Funding Guarantor determined by reference to the ratio of (a) the amount, expressed in Dollars, of the percentage of each such Contributing Guarantor's Net Assets (without giving effect to any right to receive any contribution or subrogation or obligation to make any contribution hereunder), to (b) the sum of the Net Assets of all Guarantors (including the Funding Guarantor) hereunder (without giving effect to any right to receive contribution or subrogation hereunder or any obligation to make any contribution hereunder); provided, that the Contributing Guarantor shall not be obligated to make any such payment to the Funding Guarantor if the Contributing Guarantor is not Solvent at the time of such contribution or if the Contributing Guarantor would be rendered not Solvent as a result thereof. Nothing in this Section 6 shall affect each Guarantor's several liability for the entire amount of the Guaranty Obligations, subject only to the limitations set forth in Section 6. For the purposes of this Section 6, (x) the "Net Assets" of any Guarantor shall mean the highest amount, as of any Determination Date, by which (A) the aggregate present fair saleable value of the assets of such Guarantor exceeds (B) the amount of all the debts and liabilities of such
Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder), and (y) "Determination Date" shall mean each of (1) the Closing Date, (2) the date of commencement of a case under Title 11 of the Code in which a Guarantor is a debtor, and (3) the date enforcement hereunder is sought with respect to such Guarantor. Each Funding Guarantor covenants and agrees that its right to receive any contribution from any Contributing Guarantor hereunder shall be subordinated and junior in right of payment in full of all of the Guaranty Obligations.

         SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, (a) limit the liability of any Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Lenders required to take any action hereunder.

         SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement, (i) if to any Guarantor, at 512 Bridge Street, Danville, Virginia 24543-0681 Attention: President and (ii) if to the Administrative Agent or any Lender, at its address specified in the Credit Agreement, or, as to any of them, at such other address as shall be designated by such party in a written notice to each other party.

         SECTION 9. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Lender or any other Person holding any of the Guaranty Obligations to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 10. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 9.2 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 9.2, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the obligations of the Guarantors now or hereafter existing under this Guaranty, whether or, not such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantors after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights; of set-off) which such Lender may have.

         SECTION 11. Continuing Guaranty; Assignments under Credit Agreement. This Guaranty is an irrevocable and continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranty Obligations (including, without limitation, all of the Advances) and all amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon each Guarantor, its successors and assigns and
(iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Administrative Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it, and any Note held by
it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent or such Lender herein or otherwise, subject, however, to the provisions of Article 10 (concerning the Administrative Agent) and Section
11.5 of the Credit Agreement (concerning assignments and participations).

         SECTION 13. Additional Guarantors. In the event that any Material Domestic Subsidiary of the Borrower now existing or hereafter created or acquired is required under Section 7.7 of the Credit Agreement to become a Guarantor hereunder, such Material Domestic Subsidiary shall become a Guarantor hereunder and be bound by all of the terms and conditions hereof, upon delivering to the Administrative Agent an executed counterpart of a Supplement to Guaranty in the form of Exhibit A hereto.

         SECTION 14.  Governing  Law.  THIS  GUARANTY  SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

         SECTION  15.  Consent to Jurisdiction; Waiver of Jury Trial.

                  (a) EACH GUARANTOR, IN RESPECT OF ITSELF AND ITS PROPERTIES, REPRESENTS THAT IT IS SUBJECT TO (AND HEREBY IRREVOCABLY SUBMITS TO) THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND EACH GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

                  (b) EACH GUARANTOR IRREVOCABLY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN PARAGRAPH
(a) OF THIS SECTION 15 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED AIR MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDRESS OF THE BORROWER SPECIFIED IN OR DESIGNATED PURSUANT TO SECTION 8. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE AND AGREES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THAT SAID SERVICE (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH GUARANTOR.

                  (c) TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  The foregoing provisions shall not limit the right of any Lender, the Administrative Agent or any other Person holding any of the Guaranty Obligations to serve process in any other manner permitted by law or limit the right of any Lender or the Administrative Agent or other Person holding any of the Guaranty Obligations to bring any suit, action or proceeding or to obtain execution on any judgment rendered in any suit, action or proceeding in any other appropriate jurisdiction or in any other matter.

         SECTION 16. Acknowledgment of Receipt of Loan Documents. Each Guarantor hereby acknowledges receipt and hereby consents to the terms, of the Credit Agreement and each of the other Loan Documents.

         SECTION 17. Severability. In the case any provision in or obligation under this Guaranty shall be determined to be invalid, illegal or unenforceable, in whole or in part, under applicable law, the validity, legality and enforceability of the remaining provisions or obligations of this Guaranty shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     GUARANTORS:


                                     DIMON INTERNATIONAL, INC.

                                     By:_______________________________
                                     Name:
                                     Title:



                                     FLORIMEX WORLDWIDE, INC.

                                     By:_______________________________
                                     Name:
                                     Title:


The undersigned, on behalf of the Lenders, hereby acknowledges and consents to the terms of the foregoing Guaranty:

NATIONSBANK, N.A., as Administrative Agent

By:_______________________________
Name:
Title:

                                    EXHIBIT A

                             SUPPLEMENT TO GUARANTY


                  THIS SUPPLEMENT TO GUARANTY (this "Supplement"), dated as of ______________ __, 19__, made by _______________, a ________________ corporation
(the "Additional Guarantor"), in favor of NationsBank, N.A., as administrative agent (the "Administrative Agent"), the Lenders (as defined below) and all other Persons holding any of the Guaranty Obligations (as defined below).

                             PRELIMINARY STATEMENTS.

                  A. Certain lenders (together with other lenders that may from time to time become parties thereto the "Lenders"), the Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, have entered into a certain Credit Agreement, dated as of June 27, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) with DIMON Incorporated, a Virginia corporation (the "Borrower"). Pursuant to that certain Guaranty, dated as of June 27, 1997 (as amended or otherwise modified from time to time, the "Guaranty"), certain of the Borrower's Subsidiaries (the "Guarantors") have guarantied the Obligations of the Borrower.

                  B. Pursuant to Section 7.7 of the Credit Agreement, the Borrower is required to cause the Additional Guarantor to become a party to this Supplement, and it is a condition to the obligations of the Lenders to continue to make Advances under the Credit Agreement that the Additional Guarantor execute and deliver to the Administrative Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such requirement and condition.

                  NOW, THEREFORE, in consideration of the premises and in order to ensure the Borrower's compliance with and to induce the Lenders to make Advances under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

                  SECTION 1. Additional Guarantor. The Additional Guarantor hereby assumes all obligations, and agrees to be bound by all covenants, agreements and obligations, of a Guarantor under, and shall be a Guarantor for all purposes of, the Guaranty and shall be fully liable thereunder to the Administrative Agent, any Lender or any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, or any of their respective successors, transferees or assigns, to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Guaranty. Without limiting the foregoing:

                  (a) The Additional Guarantor hereby irrevocably and unconditionally, jointly and severally with all other Guarantors, guarantees the due and punctual payment of all present and future indebtedness and other liabilities of the Borrower owing to the Administrative Agent, any Lender, any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, and their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or either instrument, arising under or in connection with the Credit Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Borrower under the Credit Agreement or any other Loan Document, whether at stated maturity, by acceleration or otherwise, and the performance, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents (such obligations being the "Guaranty Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Guaranty Obligations and would be owed by the Borrower under the Credit Agreement, the Notes and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower;

                  (b) The Additional Guarantor guarantees that the Guaranty Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations with respect thereto. The obligations of the Additional Guarantor under this Guaranty are independent of the Guaranty Obligations, and a separate action or actions may be brought and prosecuted against the Additional Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations or whether the Borrower or any other Guarantor is joined in any such action or actions;

                  (c) The foregoing guaranty shall be a guaranty of payment and not of collection merely;

                  (d) The foregoing guarantee is subject to the limitations expressly provided in Section 5 of the Guaranty and to the other terms and conditions governing the guaranty of Guarantors under the Guaranty, including, without limitation, Section 2 of the Guaranty;

                  (e) All references in the Guaranty to the "Guarantors" or any "Guarantor" or to the "Funding Guarantor" or the "Contributing Guarantor" as applicable, shall be deemed to include and to refer to the Additional Guarantor.

         SECTION 2. Waiver. The Additional Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, notice of acceptance of this Guaranty, notice of any liability to which it may apply and any other notice with respect to any of the Guaranty Obligations, this Guaranty and any requirement that the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, any other Guarantor or any other person or entity or any collateral. Without limiting the generality of the foregoing provisions of this Section 2, the Additional Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss.ss. 26-7 through 26-9, inclusive.

         SECTION 3. Subrogation. Upon the making by the Additional Guarantor of any payment under the Guaranty (and this Supplement) for the account of the Borrower, the Additional Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that, the Additional Guarantor shall not enforce any right or receive any payment by way of subrogation until all of the Guaranty Obligations shall have been paid in full and the Commitments have been terminated. If any amount shall be paid to the Additional Guarantor on account of such subrogation rights prior to the payment in full of the Guaranty Obligations and the termination of the Commitments, such amounts shall be held in trust for the benefit of the
Administrative Agent, the Lenders and any other holder of the Guaranty Obligations and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranty Obligations, whether matured or unmatured, in accordance with the terms; of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guaranty Obligations existing.

         SECTION 4. Successors and Assigns. The Guaranty (together with this Supplement) constitutes an irrevocable and continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranty Obligations and all amounts payable under the Guaranty (and this Supplement) and (y) the expiration or termination of the Commitments, (ii) be binding upon the Additional Guarantor, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations, and their respective successors, transferees and assigns.

         SECTION 5. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

         SECTION  6.       Consent to Jurisdiction; Waiver of Jury Trial.

         (a) THE ADDITIONAL GUARANTOR, IN RESPECT OF ITSELF AND ITS PROPERTIES, REPRESENTS THAT IT IS SUBJECT TO (AND HEREBY IRREVOCABLY SUBMITS TO) THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE ADDITIONAL GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE ADDITIONAL GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         (b) THE ADDITIONAL GUARANTOR IRREVOCABLY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN CLAUSE (a) OF THIS SECTION 6 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED AIR MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDITIONAL GUARANTOR AT ITS ADDRESS AT ___________________________. THE ADDITIONAL GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE AND AGREES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THAT SAID SERVICE (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE ADDITIONAL GUARANTOR.

         (c) TO THE FULLEST EXTENT PERMITTED BY LAW, THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         The foregoing provisions shall not limit the right of any Lender, the Administrative Agent or any other Person holding any of the Guaranty Obligations to serve process in any other manner permitted by law or limit the right of any Lender or the Administrative Agent or other Person holding any of the Guaranty Obligations to bring any suit, action or proceeding or to obtain execution on any judgment rendered in any suit, action or proceeding in any other appropriate jurisdiction or in any other matter.

                  IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of the date first above written:


                                     ADDITIONAL GUARANTOR:




                                     By:
                                     Name:
                                     Title:

                                                                    EXHIBIT C TO
                                                                CREDIT AGREEMENT



                                      NOTE


U.S. $____________________                                 Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _______________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of U.S. $[amount of the Lender's Commitment in figures] or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                         DIMON INCORPORATED


                                         By________________________________
                                         Name:    James A. Cooley
                                         Title:   Senior Vice President
                                                  Treasurer

                                         and


                                         By_______________________________
                                         Name:    John O. Hunnicutt, III
                                         Title:   Vice President and Secretary

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT



                               NOTICE OF BORROWING



NationsBank, N.A., as Administrative Agent for the Lenders parties to the Credit Agreement referenced below
4th Floor Pavilion
1111 E. Main Street
Richmond, Virginia  23277-0001


                                     [Date]

                  Re:  DIMON INCORPORATED

Ladies and Gentlemen:

                  The undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), refers to the Credit Agreement, dated as of June 27, 1997 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, the lenders (the "Lenders") from time to time parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and hereby gives you irrevocable notice pursuant to Section 2.3 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement (the "Proposed-Borrowing"), and in that connection sets forth below the information relating to such Borrowing as required by Section 2.3(a) of the Credit Agreement:

                   (i) The Business Day of the Proposed Borrowing is _______________, 19__.

                  (ii) The Proposed Borrowing shall be comprised of [Base Rate Advances] [Eurodollar Rate Advances].

                  (iii)   The amount of the Proposed Borrowing is
                          $_____________________.

         [(iv) The Interest Period for the Proposed Borrowing if comprised of Eurodollar Rate Advances is ______ month[s].]*

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) The representations and warranties made by the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the date of such Proposed Borrowing, with the same effect as if made on and as of the date of such Proposed Borrowing (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                  (B) No Default or Event of Default exists or shall result from such Proposed Borrowing; and

                  [(C) Attached hereto are calculations evidencing compliance with Section 4.11 of the Senior Indenture.]*


                                     Very truly yours,

                                     DIMON INCORPORATED


                                     By________________________________
                                     Name:
                                     Title:

                                     and


                                     By_______________________________
                                     Name:
                                     Title:

---------------
     * Not applicable if the Proposed Borrowing is to be comprised of Base Rate Advances.

     * Not applicable if the aggregate principal amount of all outstanding Borrowings does not exceed $240,000,000.

                                                                    EXHIBIT E TO
                                                                CREDIT AGREEMENT




                        NOTICE OF CONTINUATION/CONVERSION



NationsBank, N.A., as Administrative Agent for the Lenders parties to the Credit Agreement referenced below
4th Floor Pavilion
1111 E. Main Street
Richmond, Virginia  23277-0001

                                     [Date]


                  Re:  DIMON INCORPORATED

Ladies and Gentlemen:

                  The undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), refers to the Credit Agreement, dated as of June 27, 1997 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, the lenders (the "Lenders") from time to time parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, and hereby gives you irrevocable notice pursuant to Section 2.4 of the Credit Agreement that the undersigned hereby requests the [Conversion] [Continuation] of a Borrowing under the Credit Agreement as specified below in accordance with Section 2.4(a) of the Credit Agreement:

                           [The Borrower hereby requests the Conversion of a Borrowing comprised of Base Rate Advances to a Borrowing comprised of Eurodollar Rate Advances, as follows:

                           (i) the Business Day of the  proposed  Conversion  is
                  __________________, 19__.

                           (ii) the Interest Period applicable to the Eurodollar
                  Rate Advances upon such Conversion shall be _____ month(s)].

                           [The  Borrower  hereby  requests the  Conversion of a
                  Borrowing comprised of Eurodollar Rate Advances to a Borrowing comprised of Base Rate Advances, as follows:

                           (i) the Business Day of the proposed Conversion, which shall be the last day of the current Interest Period applicable to the Borrowing to be Converted, is ___________________, 19__.

                           (ii) the amount of the  Borrowing  to be Converted is
                  $___________________.]

                           [The Borrower hereby requests the Continuation of a Borrowing comprised of Eurodollar Rate Advances for an additional Interest Period, as follows:

                           (i) the Business  Day of the  proposed  Continuation,
                  which shall be the last day of the current Interest Period applicable to the Borrowing to be Continued, is _______________, 19__.

                           (ii) the amount of the  Borrowing  to be Continued is
                  $_____________________.

                           (iii)  the   Interest   Period   applicable   to  the
                  Eurodollar Rate Advances upon such Continuation shall be _____ month(s).]

                  The undersigned hereby certifies that the following statement is true on the date hereof, and will be true on the date of the proposed Continuation or Conversion:

                  No Default or Event of Default exists or shall result from such proposed Continuation or Conversion.]*

                                     Very truly yours,

                                     DIMON INCORPORATED

                                     By________________________________
                                     Name:
                                     Title:

                                     and

                                     By_______________________________
                                     Name:
                                     Title:



---------------
     * Applicable only upon the Conversion to or Continuation of, a Borrowing comprised of Eurodollar Advances.